EXHIBIT 10.1










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                                   $20,000,000

                                CREDIT AGREEMENT

                                      dated

                                 August 23, 2007

                                     BETWEEN

                           GATEWAY ENERGY CORPORATION,
                                   as Borrower

                                       AND

                             WESTERN NATIONAL BANK,
                      as Administrative Agent and a Lender


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                       Reducing Revolving Credit Facility

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                                TABLE OF CONTENTS


ARTICLE I DEFINITIONS..........................................................1

         1.1.     Definitions..................................................1
         1.2.     Accounting Terms and Determinations;
                  Changes in Accounting.......................................15
         1.3.     References..................................................15
         1.4.     Amendment of Defined Instruments............................16
         1.5.     Joint Preparation; Construction of Indemnities
                  and Releases................................................16

ARTICLE II TERMS OF FACILITIES................................................16

         2.1.     Reducing Revolving Line of Credit...........................16
         2.2.     Method of Borrowing.........................................17
         2.3.     Notes.......................................................17
         2.4.     Certain Payments and Prepayments of Principal...............18
         2.5.     Interest Rates; Payment of Interest.........................18
         2.6.     Unused Commitment Fees; Facility Fees; Engineering Fees;
                  Authorized Payments by Lenders; Processing Fees.............18
         2.7.     Termination of Commitment; Maturity of Notes; Right
                  of Borrower to Terminate Commitments........................19
         2.8.     Determination of Borrowing Base; Automatic Reductions
                  in Borrowing Base; Borrowing Base Deficiency; Notice of Redeterminations; Requests for Reductions in Borrowing
                  Base........................................................19
         2.9.     Request for Extension of Maturity...........................21

ARTICLE III GENERAL PROVISIONS................................................21

         3.1.     General Provisions as to Payments and Loans.................21
         3.2.     Telephonic Notices; Notifications to Lenders................21
         3.3.     Default Interest............................................22
         3.4.     Prepayments Permitted.......................................22
         3.5.     Limitation Period...........................................22
         3.6.     Ratable Benefit of the Lenders..............................22

ARTICLE IV COLLATERAL.........................................................22

         4.1.     Security....................................................22

ARTICLE V CONDITIONS PRECEDENT TO ADVANCES....................................23

         5.1.     All Advances................................................23
         5.2.     Initial Advance.............................................23
         5.3.     Conditions Precedent for the Benefit of the Lenders.........25

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE BORROWER.....................25

         6.1.     Existence and Power.........................................25
         6.2.     Authorization; Contravention................................27
         6.3.     Binding Effect..............................................27


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         6.4.     Subsidiaries................................................27
         6.5.     Disclosure..................................................28
         6.6.     Financial Information.......................................28
         6.7.     Litigation..................................................28
         6.8.     ERISA Plans.................................................28
         6.9.     Taxes and Filing of Tax Returns.............................28
         6.10.    Title to Properties; Liens; Environmental Liability.........29
         6.11.    Business Compliance.........................................29
         6.12.    Licenses, Permits, Etc......................................30
         6.13.    Compliance with Laws........................................30
         6.14.    Governmental Consent........................................30
         6.15.    Investment Company Act......................................31
         6.16.    State Utility; Limitations on the Incurrence of
                  Indebtedness................................................31
         6.17.    No Default..................................................31
         6.18.    Anti-Terrorism Laws.........................................31

ARTICLE VII COVENANTS.........................................................31

         7.1.     Use of Proceeds.............................................31
         7.2.     Financial Statements; Reserve and Other Reports;
                  Certain Required Notices from Borrower; Additional
                  Information.................................................32
         7.3.     Inspection of Properties and Books..........................34
         7.4. Maintenance of Security; Authorization to File Financing Statements; Insurance; Operating Accounts; Transfer
                  Orders......................................................35
         7.5.     Payment of Taxes and Claims.................................36
         7.6.     Payment of Debt; Additional Debt; Payment of Accounts.......36
         7.7.     Negative Pledge.............................................37
         7.8.     Loans and Advances to Others; Investments; Restricted
                  Payments; Subsidiaries......................................37
         7.9. Consolidation, Merger, Maintenance, Change of Control; Disposition of Property; Restrictive Agreements; Hedging Agreements; Modification of Organizational Documents;
                  Issuance of Equity Interests................................38
         7.10.    Primary Business; Location of Borrower's Office.............39
         7.11.    Operation of Properties and Equipment; Compliance with
                  and Maintenance of Contracts................................40
         7.12.    Transactions with Affiliates................................41
         7.13.    Plans.......................................................41
         7.14.    Compliance with Laws and Documents..........................41
         7.15.    Certain Financial Covenants.................................41
         7.16.    Tax Shelter.................................................42
         7.17.    Letters of Credit...........................................43
         7.18.    Additional Documents; Quantity of Documents; Title Data;
                  Additional Information......................................43
         7.19.    ENVIRONMENTAL INDEMNIFICATION...............................43
         7.20.    Exceptions to Covenants.....................................44
         7.21.    Anti-Terrorism Laws.........................................44


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ARTICLE VIII DEFAULTS; REMEDIES...............................................44

         8.1.     Events of Default; Acceleration of Maturity.................44
         8.2.     Suits for Enforcement.......................................47
         8.3.     Remedies Cumulative.........................................47
         8.4.     Remedies Not Waived.........................................48

ARTICLE IX MISCELLANEOUS......................................................48

         9.1.     Amendments and Waivers......................................48
         9.2.     Highest Lawful Interest Rate................................48
         9.3.     INDEMNITY...................................................49
         9.4.     Expenses....................................................49
         9.5.     Taxes.......................................................50
         9.6.     Survival....................................................50
         9.7.     Applicable Law; Venue; Waiver of Jury Trial and
                  Exemplary Damages...........................................51
         9.8.     Headings....................................................51
         9.9.     Counterparts................................................52
         9.10.    Invalid Provisions, Severability............................52
         9.11.    Communications Via Internet.................................52
         9.12.    USA Patriot Act Notice......................................52
         9.13.    EXCULPATION PROVISIONS......................................52

ARTICLE X ADMINISTRATIVE AGENT................................................53

         10.1.    Appointment of Administrative Agent.........................53
         10.2.    Powers of the Administrative Agent..........................53
         10.3.    General Immunity............................................53
         10.4.    No Responsibility for Loans, Recitals, etc..................53
         10.5.    Action on Instructions of Lenders...........................54
         10.6.    Employment of Agents and Counsel............................54
         10.7.    Reliance on Documents, Counsel..............................54
         10.8.    Reimbursement and Indemnification of Administrative Agent...54
         10.9.    Rights as a Lender..........................................55
         10.10.   Lender Credit Decision......................................55
         10.11.   Successor Administrative Agent..............................55
         10.12.   Applicable Parties..........................................56

ARTICLE XI SETOFF; RATABLE TREATMENTS.........................................56

         11.1.    Setoff......................................................56
         11.2.    Ratable Treatments; Adjustments.............................56

ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.................57

         12.1.    Successors and Assigns......................................57
         12.2.    Participations; Voting Rights; Setoffs by Participants......57
         12.3.    Assignments; Effective Date.................................58
         12.4.    Dissemination of Information................................59


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ARTICLE XIII NOTICES..........................................................59

         13.1.    Notices.....................................................59
         13.2.    Change of Address...........................................59

ARTICLE XIV ENTIRE AGREEMENT..................................................60


      FORM OF PROMISSORY NOTE

      FORM OF NOTICE OF BORROWING

      FORM OF COMPLIANCE CERTIFICATE

      SCHEDULE 3.1  MADISONVILLE, WAXAHACHIE AND OFFSHORE CONTRACTS

      EXHIBIT 6.7  LITIGATION


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                                CREDIT AGREEMENT

THIS CREDIT AGREEMENT is entered into as of August 23, 2007, by and between Gateway Energy Corporation, a Delaware corporation; the lenders from time to time parties hereto; and Western National Bank, a national banking association, as contractual representative of such lenders. Certain terms used herein are defined in Section 1.1.

                                    RECITALS:

         A. The Borrower desires to borrow funds from the Lenders; and

         B. The Lenders are willing to loan funds to the Borrower subject to the terms, conditions and agreements set forth below;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         1.1. Definitions. The following terms, as used herein, have the following meanings:

         "Administrative Agent" means Western National Bank, in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

         "Advance" means Loans of the Lenders made on the same date.

         "Affiliate" means, with respect to a Person, (a) any Person owning, Controlling or holding with power to vote 10% or more of the outstanding voting interests of the referenced Person, (b) any Person 10% or more of whose outstanding voting interests are directly or indirectly owned, Controlled or held with power to vote by the referenced Person, (c) any Person directly or indirectly Controlling, Controlled by or under common Control with the referenced Person, (d) any relative within the third degree of kindred of the referenced Person, or (e) any officer, director, limited liability company manager, trustee, beneficiary, employee or general partner of the referenced Person or of any Person referred to in clauses (a), (b), (c) or (d) of this definition. The term "Affiliate" shall include Affiliates of Affiliates (and so on).

         "Aggregate Borrowing Base Commitment" means the aggregate of the Borrowing Base Commitments of all the Lenders hereunder, as decreased or increased from time to time pursuant to the terms hereof.

         "Aggregate Total Commitment" means the aggregate of the Total Commitments of all the Lenders hereunder, as reduced from time to time pursuant to the terms hereof.

         "Agreement" or "Credit Agreement" means this Credit Agreement, as the same may hereafter be modified or amended from time to time.

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         "Anti-Terrorism Laws" mean any Laws relating to terrorism or money laundering, including Executive Order No. 13224 and the USA Patriot Act.

         "Board of Governors" means the Board of Governors of the Federal Reserve System.

         "Borrower" means Gateway Energy Corporation, a Delaware corporation.

         "Borrower Requested Determination" has the meaning given such term in
Section 2.8.1.

         "Borrowing Base" means the amount most recently determined and designated by the Administrative Agent, and approved by the Lenders, as the Borrowing Base in accordance with Section 2.8.1, as such Borrowing Base is reduced in accordance with Section 2.8.2. The Borrowing Base under Section 2.8.1 is deemed to be $2,500,000 as of the Closing Date.

         "Borrowing Base Commitment" means, with respect to any Lender, at any time, an amount equal to such Lender's Percentage Share of the Borrowing Base as in effect at such time.

         "Borrowing Base Deficiency" means, as of the date of determination of a new Borrowing Base under Section 2.8.1, the amount, if any, by which the sum of the outstanding principal balance of the Notes of all Lenders exceeds the Borrowing Base from time to time in effect.

         "Borrowing Date" means a date on which an Advance is made or is to be made to the Borrower hereunder.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Dallas, Texas, are authorized or required by Law to remain closed.

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with generally accepted accounting principles.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with generally accepted accounting principles.

         "Change of Control Event" means (a) the failure of the Borrower to own the entirety of every class of Equity Interests of Gateway Offshore and Gateway Pipeline or (b) the failure of Gateway Pipeline to own at least 66.7% of the Equity Interests in Gateway - ADAC.

         "Closing" means the consummation of the transactions contemplated herein.

         "Closing Date" means the date of this Agreement.

         "Collateral" means the Property pledged as security for the Notes and the other Obligations.

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         "Compliance Certificate" means a certificate, substantially in the form attached hereto entitled "Form of Compliance Certificate", executed by a Responsible Representative and furnished to the Administrative Agent from time to time in accordance with Section 7.2.1.

         "Control," "Controlling" and "Controlled by" mean the ability (directly or indirectly through one or more intermediaries) to direct or cause the direction of the management or affairs of a Person, whether through the ownership of voting interests, by contract or otherwise.

         "Debt" of any Person means at any date, without duplication:

              (i) all obligations of such Person for money borrowed, including
(a) the obligations of such Person for money borrowed by a partnership of which such Person is a general partner, (b) obligations, whether or not assumed, which are secured in whole or in part by the Property of such Person or payable out of the proceeds or production from Property of such Person, and (c) any obligations of such Person in respect of letters of credit and repurchase agreements;

              (ii) all obligations of such Person evidenced by notes, debentures, bonds or similar instruments;

              (iii) all obligations of such Person to pay the deferred purchase price of Property or services (except trade accounts arising in the ordinary course of business if interest is not paid or accrued thereon);

              (iv) all Capitalized Lease Obligations of such Person;

              (v) all liabilities which in accordance with applicable accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet;

              (vi) all obligations of such Person under Hedging Agreements; and

              (vii) all Guarantees by such Person of Debt of another Person.

         "Default" means the occurrence of an Event of Default or any event which with notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "Default Rate" means a per annum interest rate equal to four percent (4.00%) plus the Floating Rate from time to time in effect, but in no event exceeding the Highest Lawful Rate.

         "Discretionary Determinations" has the meaning given such term in
Section 2.8.1.

         "Dollars" and "$" means dollars in lawful currency of the United States of America.

         "Environmental Complaint" means any written or oral complaint, order, directive, claim, citation, notice of environmental report or investigation, or other notice by any Governmental Authority or any other Person with respect to
(a) air emissions, (b) spills, releases, or discharges to soils, any improvements located thereon, surface water, groundwater, or the sewer, septic, waste treatment, storage, or disposal systems servicing any Property of the

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Borrower or any Guarantor, (c) solid or liquid waste disposal, (d) the use, generation, storage, transportation, or disposal of any Hazardous Substance, or
(e) other environmental, health, or safety matters affecting any Property of the Borrower or any Guarantor or the business conducted thereon.

         "Environmental Law" means (a) the following federal laws as they may be cited, referenced, and amended from time to time: the Clean Air Act, the Clean Water Act, the Safe Drinking Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Endangered Species Act, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Superfund Amendments and Reauthorization Act, and the Toxic Substances Control Act; (b) any and all equivalent environmental statutes of any state in which Property of the Borrower or any Guarantor is situated, as they may be cited, referenced and amended from time to time; (c) any rules or regulations promulgated under or adopted pursuant to the above federal and state Laws; and
(d) any other equivalent federal, state, or local statute or any requirement, rule, regulation, code, ordinance, or order adopted pursuant thereto, including those relating to the generation, transportation, treatment, storage, recycling, disposal, handling, or Release of Hazardous Substances.

         "Environmental Liability" means any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage, injury, judgment, penalty or fine, cost of enforcement, cost of remedial action or any other cost or expense whatsoever, including reasonable attorneys' fees and disbursements, resulting from the violation or alleged violation of any Environmental Law or the imposition of any Environmental Lien.

         "Environmental Lien" means a Lien in favor of a Tribunal or other Person (i) for any liability under an Environmental Law or (ii) for damages arising from or costs incurred by such Tribunal or other Person in response to a release or threatened release of hazardous or toxic waste, substance or constituent into the environment.

         "Equity Interest" means, with respect to any Person, an ownership and other equity interest in such Person and rights to convert into an ownership or other equity interest in such Person or to otherwise acquire an ownership or other equity interest in such Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all presently effective and future regulations issued pursuant thereto.

         "Event of Default" has the meaning stated in Section 8.1 hereof.

         "Executive Order No. 13224" shall mean Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

         "Final Maturity Date" means August 23, 2009, or such earlier date on which the payment of the Notes is accelerated.

         "Floating Rate" means for any day a per annum interest rate equal to the sum of one percent (1.00%) plus the WSJ Rate from time to time in effect; but in no event exceeding the Highest Lawful Rate.

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         "Funded Debt" of any Person means at any date, Debt referred to in clauses (i) through (iv) of the definition of "Debt" and all Guarantees by such Person of Funded Debt of another Person.

         "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof. Any accounting principle or practice required to be changed by the Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of such Boards) in order to continue as a generally accepted accounting principle or practice may be so changed. In the event of a change in GAAP, the Loan Documents shall continue to be construed in accordance with GAAP as in existence on the date hereof.

         "Gas Contracts" means the Madisonville Contract, the Offshore Contracts and the Waxahachie Contracts.

         "Gateway - ADAC" means Gateway - ADAC Pipeline, LLC, a Texas limited liability company.

         "Gateway Marketing" means Gateway Energy Marketing Company, a Louisiana corporation.

         "Gateway Offshore" means Gateway Offshore Pipeline Company, a Nebraska corporation.

         "Gateway Pipeline" means Gateway Pipeline Company, a Texas corporation.

         "Gateway Processing" means Gateway Processing Company, a Texas corporation.

         "Governmental Authority" means any nation, country, commonwealth, territory, government, state, county, parish, municipality, or other political subdivision and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing or in effect guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, to make reimbursement in connection with any letter of credit or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part). The term "Guarantee" includes the pledging or other encumbrance of assets by a Person to secure the obligations of another Person and restrictions or limitations on a Person or its assets agreed to in connection with the obligations of another Person, but does not include endorsements for collection

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or deposit in the ordinary course of business; and "Guaranteed" by a Person shall mean the act or condition of providing a Guarantee by such Person or permitting a Guarantee of such Person to exist.

         "Guarantor" means at any time any Person who has executed or does execute a Guaranty, which is in effect at such time, including Gateway Pipeline, Gateway Offshore, Gateway Processing, and Gateway Marketing.

         "Guaranty" means the guaranty of a Person guarantying all or a portion of the Obligations, in form and substance satisfactory to the Administrative Agent and such Person.

         "Hazardous Substance" means flammables, explosives, radioactive materials, hazardous wastes, asbestos, or any material containing asbestos, polychlorinated biphenyls (PCBs), toxic substances or related materials, petroleum, petroleum products, associated oil or natural gas exploration, production, and development wastes, or any substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," or "toxic substances" under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Superfund Amendments and Reauthorization Act, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, the Toxic Substances Control Act, as amended, or any other Environmental Laws.

         "Hedge Termination Value" means, in respect of any one or more Hedging Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Agreements, (a) for any date on or after the date such Hedging Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a) preceding, the amount(s) determined as the mark-to-market value(s) for such Hedging Agreements, as determined by the counterparties to such Hedging Agreements.

         "Hedging Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, "over-the-counter" or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

         "Highest Lawful Rate" means the maximum non-usurious interest rate, if any (or, if the context so requires, an amount calculated at such rate), that at any time or from time to time may be contracted for, taken, reserved, charged, or received by the Lenders under applicable Laws of the State of Texas or the United States of America, whichever authorizes the greater rate, as such Laws are presently in effect or, to the extent allowed by applicable Law, as such Laws may hereafter be in effect and which allow a higher maximum non-usurious interest rate than such Laws now allow. To the extent the Laws of the State of Texas are applicable for the purpose of determining the "Highest Lawful Rate", such term shall mean the "weekly ceiling" from time to time in effect as referred to and defined in Chapter 303 of the Finance Code of Texas, as amended. The determination of the Highest Lawful Rate shall, to the extent required by applicable Law, take into account as interest paid, taken, received, charged, reserved or contracted for any and all relevant payments or charges under the Loan Documents.

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         "Indemnified Party" has the meaning given such term in Section 7.19.

         "Insolvency Proceeding" of any Person means any application (whether voluntary or instituted by another Person) for or the consent to the appointment of a receiver, trustee, conservator, custodian, or liquidator of such Person or of all or a substantial part of the Property of such Person, or the filing of a petition (whether voluntary or instituted by another Person) commencing a case under Title 11 of the United States Code, seeking liquidation, reorganization, or rearrangement or taking advantage of any bankruptcy, insolvency, debtor's relief, or other similar Law of the United States, the State of Texas, or any other jurisdiction.

         "Interest Payment Date" means the first day of each month commencing with September 1, 2007, and upon maturity of the Notes (whether stated or upon acceleration).

         "Investment" in any Person shall mean the acquisition or holding of any stock, bond, note, or other evidence of Debt, partnership interest or any other Security (other than current trade and customer accounts) of such Person.

         "Law" mean at any time with respect to any Person or its Property, any statute, law, executive order, treaty, ordinance, order, writ, injunction, judgment, ruling, decree, regulation, or determination of an arbitrator, court or other Governmental Authority, existing at such time which are applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

         "Lenders" means the financial institution or institutions listed on the signature pages of this Agreement (or any amendment hereto) and their respective successors and assigns.

         "Lien" means, as to any Property of any Person, (a) any mortgage, deed of trust, lien, pledge, hypothecation, or security interest in, on or of such Property, or any other charge or encumbrance on any such asset to secure Debt or liabilities, but excluding any right to netting or setoff, (b) the interest of a vendor under any conditional sale agreement or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such Property, (c) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities and (d) the signing or filing of a financing statement which names the Person as debtor, or the signing of any security agreement authorizing any other Person as the secured party thereunder to file any financing statement which names such Person as debtor.

         "Limitation Period" means any period while any amount remains owing on the Notes that interest on such amount, calculated at the applicable interest rate (plus any fees or other sums payable to the Administrative Agent or any Lender under any Loan Document and deemed to be interest under applicable Law) would exceed the amount of interest which would accrue at the Highest Lawful Rate.

         "Loan" means, with respect to a Lender, that portion of any Advance made by such Lender.

         "Loan Documents" shall mean this Agreement, the Notes, the Security Documents, and all other documents and instruments now or hereafter delivered pursuant to the terms of or in connection with this Agreement, the Notes, or the

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Security Documents, and all renewals and extensions of, amendments and supplements to, and restatements of, any or all of the foregoing from time to time in effect (exclusive of term sheets and commitment letters).

         "Madisonville Contract" means the gas transportation contract related to the Madisonville System more particularly described on Schedule 3.1.

         "Madisonville System" means the pipeline system and related rights whereby processed gas is received at the tailgate of Madisonville Gas Processing Company and is transported approximately 10 miles to a delivery point on the ETC or Atmos transmission lines.

         "Margin Regulations" means Regulations T, U and X of the Board of Governors, as in effect from time to time.

         "Material Adverse Effect" shall mean for any Person (i) any materially adverse effect on the business, operations, properties, results of operations or condition (financial or otherwise) of such Person, (ii) any materially adverse effect upon the business operations, properties, results of operations or condition (financial or otherwise) of such Person which increases the risk that any of the Debt of such Person will not be repaid as and when due, (iii) any materially adverse effect upon the Collateral or (iv) any materially adverse effect on the priority or enforceability of the Liens securing the Notes; if, with respect to any of the circumstances described in clauses (i), (ii) and
(iii) preceding, the materially adverse effect could reasonably be anticipated to involve damage, loss or Debt of $100,000 or more.

         "Material Agreement" means, with respect to any Person, any written or oral agreement, contract, commitment, or understanding to which such Person is a party, by which such Person is directly or indirectly bound, or to which any Property of such Person may be subject, which is not cancelable by such Person upon notice of 90 days or less without (i) liability for further payment in excess of $100,000 or (ii) forfeiture of Property having an aggregate value in excess of $100,000.

         "Material Debt" means, as to any Person, Debt (other than, with respect to the Borrower, Loans, but including Hedging Agreements) of such Person in the principal amount aggregating in excess of $100,000. For purposes of determining Material Debt, the "principal amount" of the obligations of such Person in respect of any Hedging Agreement at any time shall be the Hedge Termination Value.

         "Mortgages" mean deeds of trust, mortgages, assignments of production, security agreements, collateral mortgages, and acts of pledge in form and substance reasonably acceptable to the Administrative Agent, executed or to be executed by the appropriate Person as security for the Obligations and other indebtedness described therein.

         "Note" means a promissory note issued pursuant hereto, in substantially the form attached hereto entitled "Form of Promissory Note", duly executed by the Borrower and payable to the order of a Lender, including any amendment, modification, renewal or replacement of such promissory note, which Notes shall be in the aggregate amount of $20,000,000. The Notes issued to the Lenders hereunder might not be in proportion to their respective Total Commitments.

         "Notice of Borrowing" means the notice referred to in Section 2.2, which shall be substantially in the form of the attachment hereto entitled "Form of Notice of Borrowing," plus any applicable attachments.

         "Obligated Parties" mean the Borrower and any other Persons, including the Guarantors, from time obligated by Guaranty or otherwise to pay all of any portion of the Obligations.

         "Obligations" shall mean, without duplication, (i) all Debt evidenced by the Notes, (ii) the obligation of the Borrower for the payment of the fees payable hereunder or under the other Loan Documents, (iii) all other obligations and liabilities of the Borrower to the Administrative Agent and the Lenders, now existing or hereafter incurred, under, arising out of or in connection with any Loan Document and (iv) all other obligations and liabilities of the Borrower to WNB, now existing or hereafter incurred; and to the extent that any of the foregoing includes or refers to the payment of amounts deemed or constituting interest, only so much thereof as shall have accrued, been earned and which remains unpaid at each relevant time of determination.

         "OFAC" means the Office of Foreign Assets Control of the United States Department of the Treasury, or any successor Governmental Authority.

         "Offshore Contracts" means the gas transportation and other contracts more particularly described on Schedule 3.1, and any and all additions, amendments, extensions, modifications, renewals or supplements thereof, pursuant to which Gateway Offshore transports natural gas with respect to the Offshore System on the terms and conditions specified in each contract.

         "Offshore Mortgage" means the Mortgage and Deed of Trust and Financing Statement covering the Offshore System.

         "Offshore System" means the contracts, easements, equipment, facilities, fixtures, real property and any and all other Property of any nature whatsoever more particularly described in the Offshore Mortgage, as amended and restated from time to time in connection with this Agreement, whether (i) now owned or hereafter acquired by Gateway Offshore, (ii) real, personal or mixed or
(iii) situated on the easements or real property described in the Offshore Mortgage, or used by Gateway Offshore in connection with the Offshore Contracts.

         "Organizational Documents" means, as to any Person, the articles of incorporation, certificate of limited partnership, certificate of formation or similar organizational documents, as applicable, of such Person.

         "Participants" has the meaning given such term in Section 12.2.

         "Percentage Share" means, as to each Lender for any date, the ratio, expressed as a percentage, of such Lender's Total Commitment as of such date divided by the Aggregate Total Commitment of all Lenders as of such date.

         "Permitted Indebtedness" means:

              (i) the Obligations;

              (ii) unsecured accounts payable incurred in the ordinary course of business, which are not unpaid in excess of 90 days beyond the invoice date therefor or are being contested in good faith and as to which such reserve as is required by GAAP has been made and on which interest charges are not paid or accrued;

              (iii) Permitted Legacy Bank LC Reimbursement Obligations;

              (iv) if the Administrative Agent has given its prior written consent thereto, Subordinated Debt; and

              (v) Debt of the Borrower or its Subsidiaries, other than Debt described in subsections (i) through (iv) above or otherwise permitted under this Agreement, provided that the outstanding principal amount of such Debt shall not exceed in the aggregate outstanding at any time the amount of $100,000.

         "Permitted Investments" means Investments in:

              (i) indebtedness, evidenced by notes maturing not more than 12 months after the date of issue, issued or Guaranteed by the government of the United States of America;

              (ii) certificates of deposit maturing not more than 12 months after the date of issue, issued by any Lender or by commercial banking institutions each of which is a member of the Federal Reserve System and which has combined capital and surplus and undivided profits of not less than $100,000,000;

              (iii) commercial paper, maturing not more than 270 days after the date of issue, issued by (a) any Lender (or any parent corporation of any Lender) or (b) a corporation (other than an Affiliate of the Borrower) with a rating of "P1" (or its then equivalent) according to Moody's Investors Service, Inc., "A-1" (or its then equivalent) according to Standard & Poor's Corporation or "F-1" (or its then equivalent) according to Fitch's Investors Services, Inc.;

              (iv) money market or other mutual funds substantially all of whose assets comprise securities of the types described in clauses (i) through (iii) above;

              (v) Investments in the Borrower's Subsidiaries; and

              (vi) such other instruments, evidences of indebtedness or investment securities as the Administrative Agent may approve in writing.

         "Permitted Legacy Bank LC Reimbursement Obligations" means, in the case of the Borrower, letter of credit reimbursement obligations due Legacy Bank related to currently undrawn letters of credit, provided that no such obligations are incurred (and no such letters of credit shall be issued, renewed or extended) on or after the Closing Date and the maximum undrawn amount of the letters of credit to which such reimbursement obligations relate do not exceed $1,000,000 in the aggregate.

         "Permitted Liens" means, with respect to any Property, each of the following:

              (i) Liens securing the Obligations;

              (ii) the following, if the validity and amount thereof are being contested in good faith and by appropriate legal proceedings and so long as (a) levy and execution thereon have been stayed and continue to be stayed, (b) they do not in the aggregate materially detract from or threaten the value of such Property, or materially impair the use thereof in the operation of the business of the owner of such Property, and (c) a reserve therefor, if appropriate, has been established: claims and Liens for Taxes due and payable; claims and Liens upon and defects of title to real and personal property; claims and Liens of landlords, repairmen, mechanics, materialmen, warehousemen, or carriers, or similar Liens; and adverse judgments on appeal;

              (iii) Liens for Taxes not past due;

              (iv) landlords', carriers', warehousemen's, repairmen's, mechanics' and materialmen's Liens for services or materials (or other like Liens that do not secure Funded Debt) for which payment is not past due;

              (v) operators' Liens incurred pursuant to oil and gas joint operating agreements entered into by the owner of such Property in the ordinary course of business which secure obligations not past due;

              (vi) Liens in favor of the lessor on the Property being leased under any Capitalized Lease permitted hereunder;

              (vii) Liens granted by Gateway Pipeline in favor of Legacy Bank, provided that such Liens secure only Permitted Legacy Bank LC Reimbursement Obligations;

              (viii) Liens in favor of the holders of Debt described in clause
(v) of the definition of "Permitted Indebtedness," provided that (a) such Debt constitutes purchase-money Debt or a Capitalized Lease Obligation, and (b) the Liens securing such Debt covers only the purchase-money property so purchased or the leased property so leased, and proceeds thereof; and

              (ix) minor defects in title to a Property not in any case materially detracting from the value of such Property;

provided, that Liens described in clauses (ii) through (viii) shall remain Permitted Liens only for so long as no action to enforce any of such Liens has been commenced and; provided, further, no intention to subordinate the first priority Liens granted to secure the Obligations is hereby implied or expressed or is to be inferred by the permitted existence of such Permitted Liens.

         "Permitted Loans and Investments" means (i) loans by the Borrower or its Subsidiaries to, or Investments by the Borrower or its Subsidiaries in, any Person not exceeding in the aggregate outstanding at any time for all such Persons the amount of $100,000 and not otherwise permitted under this Agreement and (ii) Permitted Investments.

         "Person" means a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, an organization, a business, an individual or a government or political subdivision thereof or any governmental agency.

         "Pipeline Systems" means (i) the Madisonville System, (ii) the Waxahachie Distribution System, and (iii) the Offshore System.

         "Plan" means any employee benefit plan which is covered by Title IV of ERISA.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

         "Regulation U" means Regulation U of the Board of Governors, as in effect from time to time.

         "Regulatory Documents" means, as to any Person, the bylaws, limited partnership agreement, regulations, operating agreement or similar regulatory documents, as applicable, governing the internal affairs of such Person.

         "Release of Hazardous Substances" means any emission, spill, release, disposal, or discharge, except in accordance with a valid permit, license, certificate, or approval of the relevant Governmental Authority, of any Hazardous Substance into or upon (a) the air, (b) soils or any improvements located thereon, (c) surface water or groundwater, or (d) the sewer or septic system, or the waste treatment, storage, or disposal system servicing any Property of the Borrower or any Guarantor, with respect to which the Borrower or any Guarantor is legally obligated to respond under applicable Environmental Laws, by notifying the relevant Governmental Authority, investigating or undertaking corrective action.

         "Representative's Certificate" means a certificate signed by a Responsible Representative.

         "Required Lenders" means Lenders (one of whom must be the Administrative Agent) in the aggregate having at least 66-2/3% of the Aggregate Total Commitment or, if the Aggregate Total Commitment has been terminated, Lenders (one of whom must be the Administrative Agent) in the aggregate holding at least 66-2/3% of the aggregate outstanding unpaid principal amount of the Notes.

         "Requirement of Law" means, as to any Person, its Organizational Documents, its Regulatory Documents, and all applicable Laws.

         "Responsible Representative" means Robert Panico, President and Chief Executive Officer of the Borrower, Christopher Rasmussen, Chief Financial Officer of the Borrower, and any natural Person who, after the Closing Date, holds any such offices or titles (or substantially similar offices or titles) of the Borrower.

         "Restricted Payment" means, as to any Person, any of the following:

              (i) any withdrawal of cash or other Property from the Person by any owner of an Equity Interest in the Person or the declaration or payment of any dividend on, or the incurrence of any liability to make, or the making of, any other payment or distribution in respect of, any Equity Interests in the Person without the prior written consent of the Required Lenders; or

(ii) any payment or distribution on account of the purchase, redemption or other retirement of any Equity Interests in the Person, or of any warrant, option or other right to acquire such Securities or such other Equity Interests, or any other payment or distribution made in respect thereof, either directly or indirectly.

         "Revolving Credit Period" means the period commencing on the Closing Date and ending on the Final Maturity Date.

         "Scheduled Determinations" has the meaning given such term in Section 2.8.1.

         "SEC" means the Securities and Exchange Commission.

         "Security" means any stock, share, voting trust certificate, limited or general partnership interest, member interest, bond debenture, note, or other evidence of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instrument commonly known as a "security" or any certificate of interest, share or participation in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing.

         "Security Documents" means the security instruments executed and delivered in satisfaction of the condition set forth in Section 5.2.3, and all other documents and instruments at any time executed as security for all or any portion of the Obligations, as such instruments may be amended, restated, or supplemented from time to time.

         "Subordinated Debt" means Debt of the Borrower or a Guarantor evidenced by promissory notes which by their terms, and by separate written subordination agreements among the payee thereof, the Borrower or Guarantor, as the case may be, and the Administrative Agent, have been subordinated to the Notes and other Obligations on terms satisfactory to the Administrative Agent in its sole discretion.

         "Subsidiary" means for any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term Subsidiary shall include Subsidiaries of Subsidiaries (and so on).

         "Taxes" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, interest equalization taxes, capital transaction taxes, foreign exchange taxes or charges, or other charges of any nature whatsoever from time to time or at any time imposed by any Law or Tribunal.

         "Total Commitment" means, for each Lender, the lesser of (a) the amount set forth opposite its signature below (or in any amendment hereto) or as set forth in (or reduced or increased by) any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms of this Agreement or (b) the face amount of the Note held (or to be held pursuant to a Notice of Assignment) by such Lender.

         "Transferee" means any Person to which any Lender has sold, assigned, transferred, or granted a participation in any of the Obligations, as authorized hereunder, and including Participants and Purchasers, and any Person acquiring, by purchase, assignment, transfer (including transfers by operation of law), or participation, from any such purchaser, assignee, transferee, or participant, any part of such Obligations.

         "Tribunal" means any court, tribunal, governmental body, agency, arbitration panel, or instrumentality.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the State of Texas.

         "Unused Borrowing Base Commitment" means, at any time, for a Lender, an amount (not less than zero) equal to the remainder, if any, of the (a) Borrowing Base Commitment for such Lender in effect at such time minus (b) the outstanding principal amount owed to such Lender under its Note at such time.

         "USA Patriot Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

         "Waxahachie Contracts" means the gas purchase, sale, transportation and other contracts more particularly described on Schedule 3.1, and any and all additions, amendments, extensions, modification, renewal or supplement thereof, pursuant to which Gateway Pipeline buys, sells and transports natural gas with respect to the Waxahachie Distribution System on the terms and conditions specified in each contract.

         "Waxahachie Distribution System" means the contracts, easements, equipment, facilities, fixtures, real property and any and all other Property of any nature whatsoever more particularly described in the Waxahachie Mortgage, as amended and restated from time to time in connection with the Agreement, whether
(i) now owned or hereafter acquired by Gateway Pipeline, (ii) real, personal or mixed or (iii) situated on the easements or real property described in the Waxahachie Mortgage, or used by Gateway Pipeline in connection with the Waxahachie Contracts.

         "Waxahachie Mortgage" means the Mortgage and Deed of Trust and Financing Statement covering the Waxahachie Distribution System.

         "WNB" means Western National Bank, in its individual capacity and not as Administrative Agent.

         "WSJ Rate" means, on any day, the greater of (i) the prime rate as published in The Wall Street Journal's "Money Rates" table for such day or (ii) five percent (5.00%). If multiple prime rates are quoted in such table, then the highest prime rate quoted therein shall be the prime rate under clause (i) above. In the event that a prime rate is not published in The Wall Street Journal's "Money Rates" table for any reason or The Wall Street Journal is not published that day, the Administrative Agent will choose a substitute WSJ Rate, for purposes of calculating the interest rate applicable hereunder, which is based on comparable information, until such time as a prime rate is published in

The Wall Street Journal's "Money Rates" table. In this connection, such prime rate for each Saturday, Sunday or day for which banks are authorized to be closed in the state of Texas shall be the most recent prime rate so published if published no more than three days prior to such date. Each change in the WSJ Rate shall become effective without notice to the Borrower on the effective date of each such change.

         1.2. Accounting Terms and Determinations; Changes in Accounting.

             1.2.1. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the independent public accountants and with respect to which the Borrower shall have promptly notified the Administrative Agent on becoming aware thereof) with the most recent financial statements of the Borrower delivered to the Administrative Agent. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period. Changes in the application of accounting principles which do not have a material impact on calculating the financial covenants herein shall be deemed comparable in all material respects to accounting principles applied in a preceding period.

             1.2.2. The Borrower will not change its method of accounting, other than immaterial changes in methods, changes permitted by GAAP in which the Borrower's independent public accountants concur and changes required by a change in GAAP, without the prior written consent of the Administrative Agent. To enable the ready and consistent determination of compliance by the Borrower with its obligations under this Agreement, neither the Borrower nor any of its Subsidiaries will change the manner in which either the last day of its fiscal year or the last day of the first three fiscal quarters of its fiscal years is calculated without the prior written consent of the Required Lenders.

         1.3. References. References in this Agreement to Exhibits, Schedules, Annexes, Appendixes, Attachments, Articles, Sections or clauses shall be to exhibits, schedules, annexes, appendixes, attachments, articles, sections or clauses of this Agreement, unless expressly stated to the contrary. References in this Agreement to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," "hereunder" and words of similar import shall be to this Agreement in its entirety and not only to the particular Exhibit, Schedule, Annex, Appendix, Attachment, Article, or Section in which such reference appears. Exhibits and Schedules to any Loan Document shall be deemed incorporated by reference in such Loan Document. References to any document, instrument, or agreement (a) shall include all exhibits, schedules, and other attachments thereto, and (b) shall include all documents, instruments, or agreements issued or executed in replacement thereof. This Agreement, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections. The phrases "this Section" and "this clause" and similar phrases refer only to the sections or clauses hereof in which such phrases occur. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative; the word "or" is not exclusive; the word "including" (in its various forms) shall mean "including, without limitation"; in the computation of periods of time, the word "from" means "from and including" and the words "to" and "until" mean "to but excluding"; and all references to money refer to the legal currency of the United States of America. The Exhibits, Schedules, Annexes, Appendixes and Attachments attached to this Agreement and items referenced as being attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for all purposes.

         1.4. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

         1.5. Joint Preparation; Construction of Indemnities and Releases. This Agreement and the other Loan Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel, and no rule of construction shall apply hereto or thereto which would require or allow any Loan Document to be construed against any party because of its role in drafting such Loan Document. All indemnification and release of liability provisions of this Agreement shall be construed broadly (and not narrowly) in favor of the Persons receiving indemnification or releases of liability.

                                   ARTICLE II

                               TERMS OF FACILITIES

         2.1. Reducing Revolving Line of Credit.

             2.1.1. During the Revolving Credit Period, and if no Default exists,

                   (i) each Lender severally agrees, subject to the other terms and conditions of this Agreement, to make Loans to the Borrower from time to time in amounts not to exceed, in the aggregate at any one time outstanding, its Borrowing Base Commitment.

                   (ii) each Loan shall be made as part of an Advance consisting of Loans made by the Lenders ratably in accordance with their respective Total Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Total Commitments are several and neither the Administrative Agent nor any Lender shall be responsible for any other Lender's failure to make Loans as required.

             2.1.2. No Lender shall be obligated to lend to the Borrower, and the Borrower shall not be entitled to borrow hereunder, any amount which would cause the outstanding principal amount of the Note held by such Lender to exceed its Borrowing Base Commitment.

         2.2. Method of Borrowing.

             2.2.1. The Borrower shall give the Administrative Agent a notice (a "Notice of Borrowing") not later than 12:00 p.m. CST, on the date of such proposed Advance. Each Notice of Borrowing shall specify each of the following:

                   (i) the Borrowing Date, which shall be a Business Day, of such requested Advance.

                   (ii) the aggregate amount of such requested Advance.

Each Notice of Borrowing shall constitute a representation by the Borrower that the amount of the requested Advance shall not cause the total outstanding principal of the Notes to exceed the Aggregate Borrowing Base Commitment.

             2.2.2. Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's share of the requested Advance, and thereafter such Notice of Borrowing shall not be revocable by the Borrower.

             2.2.3. Each Lender shall make each Loan to be made by it hereunder on the proposed Borrowing Date thereof by wire transfer of immediately available funds by 1:00 p.m. CST time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained at the Administrative Agent. Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loan in any particular place or manner.

         2.3. Notes.

             2.3.1. The Loans of each Lender shall be evidenced by a Note issued by the Borrower, payable to the order of such Lender.

             2.3.2. Upon receipt of each Lender's Note pursuant to Section 5.2.2, the Administrative Agent shall promptly forward such Note to such Lender.

             2.3.3. The outstanding principal balance of the Note of a Lender reflected by the notations (whether handwritten, electronic or otherwise) by such Lender on its records shall be deemed rebuttably presumptive evidence of the principal amount owing on its Note.

             2.3.4. Each Lender may record each Loan and the particulars thereof (e.g., date and amount) and each payment of principal or interest made by the Borrower with respect thereto, and may, if such Lender so elects in connection with any transfer or enforcement of its Note, endorse on the schedule (modified as such Lender shall deem advisable) forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under its Note. Each Lender is hereby irrevocably authorized by the

Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule (modified as such Lender shall deem advisable) as and when required.

         2.4. Certain Payments and Prepayments of Principal. If at any time the aggregate principal of the Notes outstanding exceeds the Borrowing Base then in effect, the Borrower shall on the day of such occurrence, repay the principal of the Notes in an amount equal to such excess, except that if the circumstances described in this Section are the direct result of a decrease of the Borrowing Base under Section 2.8.1, then the provisions of Section 2.8.3 shall apply.

         2.5. Interest Rates; Payment of Interest.

             2.5.1. The unpaid principal balance of each Note shall bear interest from the date hereof, at a rate per annum equal to the lesser of the
(i) the Floating Rate or such higher rate as is specified in Section 3.3 or (ii) the Highest Lawful Rate.

             2.5.2. Accrued interest on the principal of the Notes shall be payable in arrears on each Interest Payment Date for such Loan and on the Final Maturity Date; provided that interest accrued pursuant to Section 3.3 shall be payable on demand.

             2.5.3. Each determination hereunder of interest on the Notes and fees hereunder based on per annum calculations shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day), subject to the limitations of the Highest Lawful Rate. All interest rates applicable hereunder shall be determined by the Administrative Agent, and such determinations shall be conclusive absent manifest error, and be binding upon the parties hereto.

             2.5.4. Each change in the rate of interest charged hereunder shall become effective automatically and without notice to the Borrower upon the effective date of each change in the Floating Rate or the Highest Lawful Rate, as the case may be.

         2.6. Unused Commitment Fees; Facility Fees; Engineering Fees; Authorized Payments by Lenders; Processing Fees.

             2.6.1. The Borrower shall pay to the Administrative Agent for the ratable benefit of the Lenders a commitment fee of one-half of one percent (1/2 of 1.00%) per annum, calculated daily on the actual number of days the Total Commitments are outstanding on the amount of the Unused Borrowing Base Commitments of the Lenders in effect from time to time, such commitment fee to be payable quarterly in arrears on each January 1, April 1, July 1, and October 1 occurring hereafter, and upon termination of the Total Commitments.

             2.6.2. To compensate the Lenders for the costs of the extension of credit hereunder, the Borrower shall pay to the Administrative Agent (i) a facility fee of $15,000 for the ratable benefit of the Lenders, payable on the Closing Date, and (ii) thereafter for the ratable benefit of the Lenders upon each determination of an increase in the Borrowing Base pursuant to Section 2.8.1, a facility fee in the amount of one percent (1.00%) of the amount by which the Borrowing Base is increased over that in effect on the date of determination.

             2.6.3. In connection with any engineering evaluations required after the Closing Date pursuant to this Agreement, the Borrower shall pay (a) an engineering fee in the amount of $5,000 if the Administrative Agent's internal engineers perform the engineering review of the Collateral or (b) the actual fees and expenses of any third-party engineers retained by the Administrative Agent to prepare an engineering report, payable at the time of the scheduled, discretionary or Borrower requested determinations of the Borrowing Base referred to in Section 2.8.1 or at the time of a redetermination of the Borrowing Base required under Section 7.9.2.

             2.6.4. The Lenders are irrevocably authorized to make Loans under the Notes for the payment of the fees and expenses of the Administrative Agent and the Lenders required to be paid by the Borrower hereunder, to the extent such fees and expenses are not paid within 15 days after the due date thereof by the Borrower. The Administrative Agent shall pay over such Loan proceeds to itself or directly to such other Persons entitled to payment hereunder.

         2.7. Termination of Commitment; Maturity of Notes; Right of Borrower to Terminate Commitments.

             2.7.1. The commitment of each Lender to make loans hereunder shall terminate on the Final Maturity Date, unless terminated earlier in accordance with the terms hereof.

             2.7.2. The Notes shall mature on the Final Maturity Date, and any unpaid principal of the Notes and accrued, unpaid interest thereon shall be due and payable on such date.

             2.7.3. The Borrower shall have the right upon payment in full of the Obligations, to cancel in full (but not in part) the Aggregate Borrowing Base Commitment, with no right of reinstatement.

         2.8. Determination of Borrowing Base; Automatic Reductions in Borrowing Base; Borrowing Base Deficiency; Notice of Redeterminations; Requests for Reductions in Borrowing Base.

             2.8.1. On the basis of the information furnished to the Administrative Agent hereunder and such other reports, appraisals and information as the Administrative Agent may reasonably deem appropriate, the Administrative Agent shall have the right to determine a new Borrowing Base two
(2) times a year prior to the Final Maturity Date, such determinations to occur approximately six (6) months apart, or at any time it may elect if a Default has occurred which is continuing (the "Scheduled Determinations"), or at such other or additional times prior to the Final Maturity Date as the Administrative Agent or the Required Lenders in their reasonable discretion may elect (the "Discretionary Determinations"), and the Administrative Agent shall determine a new Borrowing Base at the Borrower's expense at such additional times, but no more often than one (1) time in any 12-month period without the Administrative Agent's consent, as the Borrower may reasonably request in connection with any material change in value of the Pipeline Systems (a "Borrower Requested Determination"). Such determinations, if made, shall be in accordance with the customary practices and standards of the Administrative Agent for loans of a similar nature as in effect at the time such determinations are made (except that the Administrative Agent may make adjustments to such determinations based on the practices and standards of each other Lender) and shall be conclusive as

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to the Borrower, and any increases in the Borrowing Base must be approved by all of the Lenders and shall be subject to each Lender's complete credit approval process. There is no duty, implied or explicit, on the Administrative Agent or the Lenders to ever increase the Borrowing Base.

             2.8.2. The Borrowing Base shall be automatically reduced as of the 1st day of each month, commencing September 1, 2007, and continuing on the first day of each month thereafter until the Final Maturity Date. Such reductions in the Borrowing Base each month shall be in the amount of $0 per month unless redetermined as herein permitted. At the time of each new Borrowing Base determination under Section 2.8.1, the Required Lenders in their sole discretion may increase the amount of such monthly reductions, and the Lenders may decrease the amount of such monthly reductions. Any decreases in the monthly reductions must be approved by all of the Lenders and shall be subject to each Lender's complete credit approval process. There is no duty, implied or explicit, on the Administrative Agent or the Lenders to ever decrease the amount of the monthly Borrowing Base reduction amounts.

             2.8.3. Upon the occurrence of a Borrowing Base Deficiency, the Borrower shall, within 30 days following notice by the Administrative Agent of the existence of such Borrowing Base Deficiency, do any one or more of the following in an aggregate amount at least equal to such Borrowing Base
Deficiency: (i) prepay the principal of the Notes or (ii) cause to be created first and prior perfected Liens (subject only to Permitted Liens) in favor of the Administrative Agent for the benefit of the Lenders, by instruments reasonably satisfactory to the Administrative Agent, on Properties which in the opinion of each Lender would increase the Borrowing Base by an amount sufficient, in combination with clause (i) preceding, to eliminate such Borrowing Base Deficiency.

             2.8.4. Upon each redetermination of the Borrowing Base, the Administrative Agent will notify the Borrower of such determination (which notice may be orally communicated to the Borrower and confirmed promptly thereafter in writing if the Borrowing Base is being decreased or the monthly Borrowing Base reduction amount is being increased), and the Borrowing Base and the amount by which the Borrowing Base shall be reduced so communicated to the Borrower shall become effective immediately upon such notification (or such other date as is stated in such notice and regardless of any Notice of Borrowing the Administrative Agent might have received) and shall remain in effect until the next subsequent redetermination of the Borrowing Base. The Administrative Agent may condition any increase in the Borrowing Base or decrease in the monthly Borrowing Base reduction amount to the Borrower's execution and return of the notice given under this Section.

             2.8.5. The Borrower may at any time by written notice to the Administrative Agent request that the Borrowing Base be reduced (with no right of reinstatement) by an amount specified by the Borrower in such reduction notice, and the Borrowing Base shall be deemed so reduced upon receipt by the Administrative Agent of such reduction notice. Further, in the event the Borrower is advised of any increase in the Borrowing Base, the Borrower may decline to utilize the increased borrowing availability created thereby and by written notice to the Administrative Agent irrevocably refuse to accept all or a portion of such increase, but any such refusal notice received by the Administrative Agent more than five (5) Business Days following such increase in the Borrowing Base shall be treated as a Borrowing Base reduction notice under the immediately preceding sentence.

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


         2.9. Request for Extension of Maturity. Following receipt by the Administrative Agent of a written request from the Borrower, given by the Borrower no earlier than six (6) months prior to the Final Maturity Date, each Lender agrees to consider, in accordance with the customs and standards of such Lender in effect at such time for loans of a similar nature to the Loan and subject to each Lender's complete approval process, a request by the Borrower to extend the Final Maturity Date. The Administrative Agent and Lenders might charge the Borrower fees to process any such request or to grant any such extension.

                                  ARTICLE III

                               GENERAL PROVISIONS

         3.1. General Provisions as to Payments and Loans.

             3.1.1. All payments of principal and interest on the Notes and of fees hereunder shall be made, without setoff, deduction or counterclaim, by 12:00 p.m. CST on the date such payments are due in federal or other funds immediately available at the principal office of the Administrative Agent referred to in Article XIII and, if not made by such time or in immediately available funds, then such payment shall be deemed made when such funds are available to the Administrative Agent for its full and unrestricted use. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at such Lender's address specified pursuant to Article XIII. Whenever any payment of principal of or interest on the Notes or of fees hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. The Administrative Agent is hereby authorized upon notice to the Borrower to charge the account of the Borrower maintained with the Administrative Agent, for each payment of principal, interest and fees as it becomes due hereunder.

             3.1.2. All payments made by the Borrower on the Notes shall be made free and clear of, and without reduction by reason of, any Taxes.

             3.1.3. All requests for Advances hereunder shall be made on a Business Day.

             3.1.4. All Advances shall be made available to the Borrower on a Business Day at the Administrative Agent's address referred to in Article XIII.

             3.1.5. All payments and fundings shall be denominated in Dollars.

         3.2. Telephonic Notices; Notifications to Lenders.

             3.2.1. The Borrower hereby authorizes the Administrative Agent to extend Advances and to transfer funds, and hereby authorizes the Lenders to make Loans, based on telephonic, e-mail or other electronic notices made by any Person the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic, e-mail or other electronic notices, signed by a Responsible Representative. If the written confirmation differs in any material respect from the action taken by the

Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall be prima facie, but not conclusive, evidence of the matter notwithstanding anything to the contrary in such confirmation.

             3.2.2. The Administrative Agent will promptly notify each Lender of the contents of each Notice of Borrowing and Borrowing Base reduction notice received by it hereunder. The Administrative Agent will give each Lender and the Borrower prompt notice of each change in the interest rate applicable to the Loans. 3.3. Default Interest. Unless waived by the Required Lenders, the principal of the Notes shall bear interest at the Default Rate during any time an Event of Default exists and, to the extent permitted by law, overdue interest on the Notes shall bear interest at the Default Rate.

         3.4. Prepayments Permitted. The principal of the Notes and accrued interest thereon may be prepaid by the Borrower in whole or in part at any time and, except as otherwise specifically provided herein, shall be without premium or penalty.

         3.5. Limitation Period. Notwithstanding anything herein or in the Notes to the contrary, during any Limitation Period, the interest rate to be charged on amounts evidenced by the Notes shall be the Highest Lawful Rate, and the obligation, if any, of the Borrower for the payment of fees or other charges deemed to be interest under applicable law shall be suspended. During any period or periods of time following a Limitation Period, to the extent permitted by applicable laws of the State of Texas or the United States of America, the interest rate to be charged hereunder shall remain at the Highest Lawful Rate until such time as there has been paid to the Lenders (i) the amount of interest in excess of that accruing at the Highest Lawful Rate that the Lenders would have received during the Limitation Period had the interest rate remained at the otherwise applicable rate, and (ii) the amount of all interest and fees otherwise payable to the Lenders but for the effect of such Limitation Period.

         3.6. Ratable Benefit of the Lenders. As among the Lenders, the benefits and burdens of this Agreement shall be allocated in accordance with their respective Total Commitments except as specifically provided otherwise herein.

                                   ARTICLE IV

                                   COLLATERAL

         4.1. Security.

             4.1.1. To secure the Obligations, the Borrower will cause the appropriate Person to execute and deliver to the Administrative Agent each of the following documents and instruments:

                (i) the Guaranty of each Guarantor.

                (ii) a general security agreement from the Borrower and each Guarantor.

                (iii) the Mortgages from each of Gateway Pipeline and Gateway Offshore granting a Lien on certain Pipeline Systems of such entities, subject only to Permitted Liens.

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


                (iv) pledge agreement from the Borrower granting a Lien on all the Equity Interests in Gateway Offshore, Gateway Processing and Gateway Marketing and 49.6% of the Equity Interests in Gateway Pipeline.

             4.1.2. All documents delivered or to be delivered hereunder shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel and shall be supported by such legal opinions as the Administrative Agent or its counsel may reasonably request.

             4.1.3. All Liens to be created by delivery of the documents referred to in this Section shall be first and prior perfected Liens in favor of the Administrative Agent, subject only to Permitted Liens.

                                   ARTICLE V

                        CONDITIONS PRECEDENT TO ADVANCES

         The obligation of each Lender to make Loans comprising an Advance shall be subject to the satisfaction of each of the following conditions:

         5.1. All Advances. In the case of each Advance to be made hereunder (except the initial Advance made hereunder):

             5.1.1. timely receipt by the Administrative Agent of a Notice of Borrowing and other items required to be included therewith;

             5.1.2. the fact that, immediately before such requested Advance, no Default shall have occurred and be continuing and that the making of any such Advance will not cause a Default;

             5.1.3. the fact that the representations and warranties of the Borrower contained in this Agreement (except the representations set forth in Sections 6.7 and 6.10.1) shall be true in all material respects on and as of the date of such Advance (except to the extent that the facts upon which such representations are based have been changed by the extension of credit hereunder);

             5.1.4. each request for an Advance shall be deemed to be a representation and warranty by the Borrower on the date of such request, as to the facts specified in Sections 5.1.2 and 5.1.3; and

             5.1.5. the fact that each condition specified in Section 5.2 was satisfied at the time of the initial Advance hereunder or has been satisfied subsequent thereto or has been waived in writing by the Required Lenders.

         5.2. Initial Advance. In the case of the initial Advance:

             5.2.1. receipt by the Administrative Agent of each of the following:

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


                (i) copies of the articles or certificates of incorporation (or articles of organization, articles of formation, certificate of limited partnership or similar documents), and all amendments thereto, of the Borrower and each Guarantor, accompanied by certificates that such copies are correct and complete, one issued by the Secretary of State of the state of incorporation or formation of the Borrower or each Guarantor, as applicable, dated a current date, and one executed by an authorized representative acceptable to the Administrative Agent, dated the Closing Date.

                (ii) copies of the bylaws (or regulations, operating agreement, partnership agreement, or similar documents), and all amendments thereto, of the Borrower and each Guarantor, accompanied by certificates that such copies are correct and complete of an authorized representative acceptable to the Administrative Agent, dated the Closing Date.

                (iii) certificates of the appropriate Tribunals of each jurisdiction in which the Borrower or any Guarantor has an executive office or principal place of business, the Borrower or any Guarantor was formed or in which any Collateral is located (if the Borrower or any Guarantor is required to qualify to do business in such state), each dated a current date, to the effect that the Borrower or such Guarantor, as applicable, is in good standing with respect to the payment of franchise and/or other Taxes and, if required by Law, are duly qualified to transact business in such jurisdictions.

                (iv) certificates of incumbencies and signatures of all officers of the Borrower and each Guarantor who will be authorized to execute or attest any of the Loan Documents on behalf of the Borrower or such Guarantor, as applicable, executed by the an authorized representative acceptable to the Administrative Agent, dated the Closing Date.

                (v) copies of resolutions approving the Loan Documents and authorizing the transactions contemplated therein, duly adopted by the authorized body of the Borrower and each Guarantor, as applicable accompanied by certificates of an authorized representative acceptable to the Administrative Agent that such copies are true and correct copies of resolutions duly adopted at the meeting of, or by the unanimous written consent of, the authorized body of the Borrower, or such Guarantor, as applicable, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified or revoked in any respect, and are in full force and effect as of the Closing Date.

             5.2.2. receipt by the Administrative Agent of the duly executed Note for each Lender in the amount at least equal to its Total Commitment, dated the Closing Date.

             5.2.3. receipt by the Administrative Agent of the documents described in Section 4.1.1, each duly executed and delivered by the appropriate Person.

             5.2.4. receipt by the Administrative Agent of such title opinions or title data as the Administrative Agent may reasonably request, in form and substance and from attorneys or other Persons reasonably acceptable to the Administrative Agent, covering and confirming title in such portions of the Collateral as the Administrative Agent may specify and such other documentation and information reasonably required by the Administrative Agent to satisfy the Administrative Agent of the status of the title of the Collateral.

             5.2.5. receipt by the Administrative Agent of satisfactory evidence that prior Liens, if any, on the Collateral (other than Permitted Liens) are being released or assigned to the Administrative Agent concurrently with the Closing.

             5.2.6. receipt by the Administrative Agent of the opinions of counsel to the Borrower and each Guarantor in form and substance satisfactory to the Administrative Agent and its counsel. The Borrower and each Guarantor requests such counsel to deliver its opinions to the Administrative Agent and the Lenders.

             5.2.7. receipt by the Administrative Agent of the results of searches of the UCC records of the Secretary of State of the State of Texas from a source acceptable to the Administrative Agent reflecting no Liens against any of the intended Collateral other than Permitted Liens or Liens being released or assigned to the Administrative Agent concurrently with the Closing.

             5.2.8. receipt by the Administrative Agent of certificates of insurance from the insurance companies insuring the Borrower and the Guarantors, confirming insurance for the Borrower and the Guarantors meeting the standards of Section 7.4.1.

             5.2.9. receipt by the Administrative Agent of such additional information and documentation as the Administrative Agent or any Lender may reasonably require relating to the Loan Documents (and amendments thereto) and the transactions contemplated hereby and thereby.

             5.3. Conditions Precedent for the Benefit of the Lenders. All conditions precedent to the obligations of the Administrative Agent and the Lenders to make any Advance or Loan are imposed hereby solely for the benefit of the Administrative Agent and the Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that the Administrative Agent and the Lenders will refuse to make any Advance or Loan hereunder in the absence of strict compliance with such conditions precedent.

                                   ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         The Borrower and, to the extent applicable to any Guarantor, such Guarantor hereby represents and warrants to the Administrative Agent and the Lenders as follows with the intention that the Administrative Agent and the Lenders shall rely thereon without any investigation or verification by the Administrative Agent or any Lender or their respective counsel:

         6.1. Existence and Power. The Borrower:

             6.1.1. is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

             6.1.2. has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             6.1.3. is duly qualified to transact business as a foreign entity in each jurisdiction where the nature of its business requires the same, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect on the Borrower.

Gateway - ADAC:

             6.1.4. is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Texas.

             6.1.5. has all company powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             6.1.6. is duly qualified to transact business as a foreign entity in each jurisdiction where the nature of its business requires the same, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect on it.

Gateway Offshore:

             6.1.7. is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nebraska.

             6.1.8. has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             6.1.9. is duly qualified to transact business as a foreign entity in each jurisdiction where the nature of its business requires the same, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect on it.

Gateway Pipeline:

             6.1.10. is a corporation, duly organized, validly existing and in good standing under the laws of the State of Texas.

             6.1.11. has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             6.1.12. is duly qualified to transact business as a foreign entity in each jurisdiction where the nature of its business requires the same, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect on it.

Gateway Processing:

             6.1.13. is a corporation, duly organized, validly existing and in good standing under the laws of the State of Texas.

             6.1.14. has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             6.1.15. is duly qualified to transact business as a foreign entity in each jurisdiction where the nature of its business requires the same, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect on it.

Gateway Marketing:

             6.1.16. is a corporation, duly organized, validly existing and in good standing under the laws of the State of Louisiana.

             6.1.17. has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             6.1.18. is duly qualified to transact business as a foreign entity in each jurisdiction where the nature of its business requires the same, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect on it.

         6.2. Authorization; Contravention. The execution, delivery and performance by each Person (other than the Administrative Agent and the Lenders) purporting to execute this Agreement or the other Loan Documents are within such Person's power, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (except that the perfection of Liens created by certain of the Security Documents may require the filing of financing statements or Mortgages in the appropriate recordation offices), and do not contravene, or constitute a default under, any provision of applicable law or regulation (including the Margin Regulations) or any agreement creating or governing such Person or any agreement, judgment, injunction, order, decree or other instrument binding upon such Person or result in the creation or imposition of any Lien on any Property of the Borrower, except Permitted Liens and Liens securing the Obligations.

         6.3. Binding Effect.

             6.3.1. This Agreement constitutes a valid and binding agreement of the Borrower; the Notes, when executed and delivered in accordance with this Agreement, will constitute the valid and binding obligation of the Borrower; the Security Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower or other each Person (other than the Administrative Agent and the Lenders) purporting to execute the same.

             6.3.2. Each Loan Document is enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         6.4. Subsidiaries.

             6.4.1. The Borrower has no Subsidiaries other than as listed on
Schedule 6.4.1 and, if subsequent to the Closing Date, as permitted under
Section 7.8.4 below.

             6.4.2. The Borrower owns the entirety of each class of Equity Interest in each of Gateway Offshore, Gateway Pipeline, Gateway Processing and Gateway Marketing.

             6.4.3. Gateway Pipeline owns 66.667% of each class of Equity Interest in Gateway - ADAC.

         6.5. Disclosure. No document, certificate or statement delivered to the Administrative Agent by or on behalf of the Borrower in connection with the transactions contemplated hereby contains any untrue statement of a material fact. All information heretofore furnished by the Borrower to the Administrative Agent and the Lenders for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Administrative Agent and the Lenders will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Administrative Agent and the Lenders in writing any and all facts known to the Borrower (except facts of general public knowledge) which materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee) the business, operations, prospects or condition, financial or otherwise, of the Borrower or the ability of the Borrower to perform its obligations under this Agreement.

         6.6. Financial Information.

             6.6.1. The financial information of the Borrower delivered to the Administrative Agent and the Lenders in connection with the request for this credit facility fairly present in all material respects, in conformity with GAAP, the financial position of the Borrower at the respective dates thereof.

             6.6.2. Except as disclosed in a writing delivered by the Borrower to the Administrative Agent and the Lenders prior to the execution and delivery of this Agreement, since the dates referenced in the financial information referred to in Section 6.6.1 above, there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower.

         6.7. Litigation. Except as disclosed in Exhibit 6.7, there is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting the Borrower or any Guarantor before any Tribunal or arbitrator in which there is a reasonable possibility of an adverse decision which could reasonably be expected to have a Material Adverse Effect on the Borrower or any Guarantor, or which could in any manner draw into question the validity of this Agreement or any other Loan Documents.

         6.8. ERISA Plans. The Borrower does not currently sponsor, maintain or contribute to or has at any time sponsored, maintained or contributed to any Plan.

         6.9. Taxes and Filing of Tax Returns.

             6.9.1. The Borrower and each Guarantor have, respectively, filed or properly extended all returns required to have been filed or extended with respect to Taxes and have paid all Taxes shown to be due and payable by them on such returns, including interest and penalties, and all other Taxes which are payable by them, to the extent the same have become due and payable (unless, with respect to such other Taxes, the criteria set forth in Section 7.5 are being met). The Borrower does not know of any proposed assessment of Taxes of a material amount against it and all liabilities for Taxes of the Borrower are adequately provided for.

             6.9.2. The Borrower does not intend to treat the Loans as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4).

         6.10. Title to Properties; Liens; Environmental Liability.

             6.10.1. (i) The Borrower has good and indefeasible record title to all Property purported to be owned by it (except for Permitted Liens). All of such Property is free and clear of all Liens other than Permitted Liens. Upon the recordation of the Security Documents in the appropriate recordation offices, the Liens covering the Collateral will be valid, enforceable, first and prior, perfected Liens in favor of the Administrative Agent, subject only to Permitted Liens.

                (ii) Each Guarantor has good and indefeasible record title to all Property purported to be owned by it (except for Permitted Liens). All of such Property is free and clear of all Liens other than Permitted Liens. Upon the recordation of the Security Documents in the appropriate recordation offices, the Liens covering the Collateral will be valid, enforceable, first and prior, perfected Liens in favor of the Administrative Agent, subject only to Permitted Liens.

             6.10.2. Neither the Borrower nor any Guarantor has (i) received notice or otherwise learned of any Environmental Liability which could individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Borrower or any Guarantor arising in connection with (a) any non-compliance with or violation of the requirements of any Environmental Law or (b) the release or threatened release of any toxic or hazardous waste, substance or constituent, or other substance into the environment, or (ii) received notice or otherwise learned of any federal or state investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any toxic or hazardous waste, substance or constituent into the environment for which the Borrower or any Guarantor is or may be liable which could individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Borrower or any Guarantor.

             6.10.3. (i) Except in accordance with applicable Requirements of Law or the terms of a valid permit, license, certificate, or approval of the relevant Governmental Authority, no Release of Hazardous Substances by the Borrower or any Guarantor from, affecting, or related to any Property of the Borrower or any Guarantor has occurred which could individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Borrower or any Guarantor.

                (ii) No Environmental Complaint has been received by the Borrower or any Guarantor which could individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Borrower or any Guarantor.

         6.11. Business Compliance.

             6.11.1. The Borrower has performed and abided by all obligations required to be performed by it to the extent required under each license, permit, order, authorization, grant, contract, agreement, or regulation to which it is a party or by which it or any of its Property is bound except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower.

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             6.11.2. Each Guarantor has performed and abided by all obligations required to be performed by it to the extent required under each license, permit, order, authorization, grant, contract, agreement, or regulation to which it is a party or by which it or any of its Property is bound except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower or such Guarantor.

         6.12. Licenses, Permits, Etc.

             6.12.1. The Borrower possesses such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders of Tribunals as are necessary to carry on its business as now being conducted and to own its Properties except to the extent that the failure to possess such items could not reasonably be expected to have a Material Adverse Effect on the Borrower.

             6.12.2. Each Guarantor possesses such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders of Tribunals as are necessary to carry on its business as now being conducted and to own its Properties except to the extent that the failure to possess such items could not reasonably be expected to have a Material Adverse Effect on the Borrower or such Guarantor.

         6.13. Compliance with Laws.

             6.13.1. The business and operations of the Borrower have been and are being conducted in accordance with all applicable Laws, other than violations which could not (either individually or collectively) reasonably be expected to have a Material Adverse Effect on the Borrower.

             6.13.2. The business and operations of each Guarantor have been and are being conducted in accordance with all applicable Laws, other than violations which could not (either individually or collectively) reasonably be expected to have a Material Adverse Effect on the Borrower or such Guarantor.

         6.14. Governmental Consent.

             6.14.1. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and the performance of this Agreement or any other Loan Documents by the Borrower, except where the failure to obtain such consent, approval, authorization, declaration or filing could not reasonably be expected to cause a Material Adverse Effect on the Borrower.

             6.14.2. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and the performance of any Loan Document by any Guarantor, except where the failure to obtain such consent, approval, authorization, declaration or filing could not reasonably be expected to cause a Material Adverse Effect on the Borrower or such Guarantor.

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


         6.15. Investment Company Act. The Borrower is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         6.16. State Utility; Limitations on the Incurrence of Indebtedness.

             6.16.1. Neither the Borrower nor any Guarantor is defined as a "utility" under the laws of the State of Texas or any other jurisdiction wherein the Borrower or any Guarantor is required to qualify to do business; provided, that Gateway Pipeline is a "gas utility" pursuant to the rules or regulations of the Texas Railroad Commission.

             6.16.2. Neither the Borrower nor any Guarantor is subject to any state or federal Law that would limit its ability to have Liens placed on any of its Property or to incur Debt.

         6.17. No Default. No Default has occurred which is continuing as of the Closing Date, and the receipt by the Borrower of the initial Advance will not cause a Default to exist.

         6.18. Anti-Terrorism Laws.

             6.18.1. Anti-Terrorism Laws. None of the Obligated Parties nor any Affiliate of any Obligated Party is in violation of any Anti-Terrorism Law or knowingly engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

             6.18.2. OFAC. None of the Obligated Parties nor any Affiliate of any Obligated Party is in violation of any rules or regulations promulgated by OFAC or of any economic or trade sanctions or engages in administered and enforced by OFAC or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any rules or regulations promulgated by OFAC.

                                  ARTICLE VII

                                    COVENANTS

         So long as the Lenders are required to make Loans hereunder or any principal of or interest on the Notes shall remain unpaid, the Borrower will duly perform and observe each and all of the covenants and agreements hereinafter set forth:

         7.1. Use of Proceeds.

             7.1.1. The Borrower will use the proceeds of the Loans solely (i) to finance the acquisition of businesses and assets in the midstream energy sector, including pipeline, storage and gathering business and facilities, and
(ii) for general corporate and working capital purposes.

             7.1.2. The Borrower will not, directly or indirectly, use any of the proceeds of the Loans for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 C. F. R. 221, as amended), or any "security that is publicly-held" within the meaning of Regulation T of such Board of Governors (12 C.F.R. 220, as amended), or otherwise take or permit any action which would

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


involve a violation of such Regulation U, Regulation T or Regulation X (12 C.F.R. 224, as amended) or any other regulation of such Board of Governors. The Loans are not secured, directly or indirectly, in whole or in part, by collateral that includes any "margin stock" within the meaning of Regulation U. The Borrower will not engage principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of such Regulation U.

         7.2. Financial Statements; Reserve and Other Reports; Certain Required Notices from Borrower; Additional Information. The Borrower will furnish to the Administrative Agent:

             7.2.1. (i) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, copies of the consolidated and consolidating statement of assets and liabilities of the Borrower and its consolidated subsidiaries as of the end of such fiscal year, and copies of the related statements of revenues and expenses, operations, changes in owners' equity and cash flow for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP; such financial statements to be audited by a firm of independent certified public accountants selected by the Borrower and reasonably acceptable to the Administrative Agent and accompanied by the unqualified opinion of such accountants.

                (ii) on or before 60 days after the last day of each fiscal quarter (other than the last fiscal quarter of each fiscal year), a copy of (a) the unaudited consolidated and consolidating statement of assets and liabilities of the Borrower and its consolidated subsidiaries as at the close of such quarter and from the beginning of such fiscal year to the end of such quarter and (b) the related statements of revenues and expenses, operations, changes in owners' equity and cash flows for the quarter just ended and for that portion of the year ending on such last day, all in reasonable detail and prepared on a basis consistent with the financial statements previously delivered by the Borrower under this Section.

                (iii) simultaneously with the delivery of each set of financial statements pursuant to the preceding clauses of this Section, a Compliance Certificate of the Borrower stating that such financial statements fairly and accurately reflect in all material respects the financial condition and results of operation of the Borrower for the periods and as of the dates set forth therein, subject, with respect to quarterly financial statements, to changes resulting from normal year-end adjustments and that the signers have reviewed the terms of this Agreement and the other Loan Documents, and have made, or caused to be made under their supervision, a review of the transactions and financial condition of the Borrower during the fiscal period covered by such financial statements, and that such review has not disclosed the existence during such period, and that the signers do not have knowledge of the existence as of the date of such certificate, of any condition or event which constitutes a Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken or is taking or proposes to take with respect thereto.

                (iv) within 30 days after each filing thereof by the Borrower and each Guarantor with any Governmental Authority (if copies thereof have been requested by the Administrative Agent), complete copies of the federal and state income tax returns so filed.

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


                (v) within three (3) Business Days of the filing thereof with the SEC, copies of each Form 10-KSB or 10-K, each Form 10-QSB or 10-Q, each Form 8-K and each proxy statement.

             7.2.2. (i) within 30 days following each request of the Administrative Agent, a report setting forth oil, gas and liquid hydrocarbons transportation volumes by major field and in total from the wells or other sources supporting the Madisonville System and the Offshore System.

                (ii) within 30 days following each request of the Administrative Agent, reports in form and substance satisfactory to the Administrative Agent in its reasonable judgment and as of the date or for the periods specified in such request, containing data concerning pricing, quantities of oil, gas and liquid hydrocarbons transported by the Pipeline Systems and such other information with respect thereto as the Administrative Agent may reasonably request.

                (iii) within three (3) Business Days following each request by the Administrative Agent (such request to occur no more frequently than quarterly, unless a Default exists), a report setting forth all accounts receivable and accounts payable of the Borrower and each Guarantor as of the date specified in such request, such report to show the age of such accounts and such other information as the Administrative Agent shall reasonably request.

                (iv) simultaneously with the delivery of the reports under clauses (i) and (ii) above, a Representative's Certificate certifying that, to the best of such signatory's knowledge, such engineering and other reports are true, accurate and complete in all material respects for the periods covered in such reports; provided that to the extent such reports include projections of future volumes and future costs, it is understood that such estimates are necessarily based upon professional opinions, and the Borrower does not warrant that such opinions will ultimately prove to have been accurate.

                (v) within 10 Business Days after any material change in insurance coverage by the Borrower from that previously disclosed to the Administrative Agent, a report describing such change, and, within 30 days after each request by the Administrative Agent, certificates of insurance from the insurance companies insuring the Borrower, describing the insurance coverage of the Borrower.

             7.2.3. (i) within 10 days after any Responsible Representative becomes aware of the occurrence of any condition or event which constitutes a Default, a Representative's Certificate specifying the nature of such condition or event, the period of existence thereof, what action the Borrower has taken or is taking and proposes to take with respect thereto and the date, if any, on which it is estimated the same will be remedied.

                (ii) within 10 days of any Responsible Representative learning of any claim, demand, action, event, condition, report or investigation indicating any potential or actual liability of the Borrower or any Guarantor arising in connection with (a) the non-compliance with or violation of the requirements of any Environmental Law, (b) the release or threatened release of any toxic or hazardous waste, substance or constituent into the environment, or
(c) the existence of any Environmental Lien on any Properties of the Borrower or any Guarantor, notice thereof.

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


                (iii) within 10 days of any Responsible Representative learning of any litigation or other event or circumstance which could reasonably be expected to have a Material Adverse Effect on the Borrower or any Guarantor, notice thereof.

                (iv) within 10 days of any Responsible Representative learning of the occurrence thereof, notice of the change in identity or address of any Person remitting to the Borrower proceeds from the sale of hydrocarbon production from or attributable to any Collateral.

                (v) within 10 days after the occurrence thereof, notice of any Change of Control Event.

                (vi) within 10 days after the delivery of the same to any lender of any report required to be delivered pursuant to any debt instrument to which the Borrower is a party and not otherwise required to be delivered hereunder, a copy of such report.

                (vii) within 10 days after the Borrower's or any Guarantor's entering into any new agreement or amendment or making other alteration or change in any material respect which could reasonably be expected to be adverse to the interests of the Borrower, such Guarantor, or the Lenders to any existing agreements relating to the operations or business arrangements of the Borrower or such Guarantor or the compression, gathering, sale or transportation of oil and gas, notice thereof.

                (viii) within 10 days after the Borrower, either directly or indirectly through other Subsidiaries, forms or acquires any Subsidiaries, notice thereof.

             7.2.4. with reasonable promptness, such other information relating directly or indirectly to the financial condition, business, results of operations or Properties of the Borrower or any Guarantor as from time to time may reasonably be requested by the Administrative Agent or any Lender.

         7.3. Inspection of Properties and Books.

             7.3.1. The Borrower will permit any officer, employee or representative of the Administrative Agent and each Lender to visit and inspect any of its Properties, to examine its books of account (and to make copies thereof and take extracts therefrom) and to discuss its affairs, finances and accounts (including transactions, agreements and other relations with any shareholders) with, and to be advised as to the same by, its officers and independent public accountants, all upon at least two (2) Business Days notice and at such reasonable times during normal business hours and intervals as the requesting Person may desire and, if a Default has occurred and is continuing, at the expense of the Borrower.

             7.3.2. Each Guarantor will permit any officer, employee or representative of the Administrative Agent and each Lender to visit and inspect any of its Properties, to examine its books of account (and to make copies thereof and take extracts therefrom) and to discuss its affairs, finances and accounts (including transactions, agreements and other relations with any shareholders) with, and to be advised as to the same by, its officers and independent public accountants, all upon at least two (2) Business Days notice and at such reasonable times during normal business hours and intervals as the requesting Person may desire and, if a Default has occurred and is continuing, at the expense of the Borrower.

         7.4. Maintenance of Security; Authorization to File Financing Statements; Insurance; Operating Accounts; Transfer Orders.

             7.4.1. (i) The Borrower shall execute and deliver, or cause the appropriate Person to execute and deliver, to the Administrative Agent all Mortgages, financing statements and such other documents and instruments (including division and transfer orders), and supplements and amendments thereto, and take such other actions as the Administrative Agent deems necessary or desirable in order to (a) maintain as valid, enforceable, first-priority, perfected Liens (subject only to the Permitted Liens), all Liens granted to secure the Obligations or (b) monitor or control the proceeds from the Collateral.

                (ii) The Borrower and each Guarantor, as applicable, authorizes the Administrative Agent to complete and file, from time to time, financing statements naming the Borrower and each Guarantor, as applicable, as debtor to perfect Liens granted to secure the Obligations.

                (iii) The Borrower shall take such action as may be requested from time to time by the Administrative Agent to maintain, or cause to be in effect at all times, first and prior Liens (subject to Permitted Liens) in favor of the Administrative Agent by instruments executed by the appropriate Person and properly recorded in the applicable jurisdictions on the Pipeline Systems.

                (iv) The Borrower and each Guarantor will at all times maintain or cause to be maintained insurance covering such risks as are customarily carried by businesses similarly situated, all such insurance to be in amounts and from insurers reasonably acceptable to the Administrative Agent, maintained by Borrower, naming the Administrative Agent for the benefit of the Lenders as loss payee, and, upon any renewal of any such insurance and at other times upon request by the Administrative Agent, promptly furnish to the Administrative Agent evidence, reasonably satisfactory to the Administrative Agent, of the maintenance of such insurance. The Administrative Agent shall have the right to collect, and the Borrower hereby assigns to the Administrative Agent, any and all monies that may become payable under any policies of insurance relating to business interruption, if any, or by reason of damage, loss, or destruction of any of the Collateral.

                (v) In the event that the restrictions on Gateway Pipeline and Gateway - ADAC pertaining to Gateway - ADAC, the Madisonville Contract and the Madisonville System shall terminate or otherwise fail to be binding and enforceable against such entities, then the Borrower and Gateway Pipeline shall take all actions necessary for the pledge of all interests of Gateway Pipeline in Gateway - ADAC and shall take all actions necessary to cause Gateway - ADAC to guarantee the Obligations, including execution of any amendments to this Agreement or the other Loan Documents or such additional Guaranties, Mortgages, financing statements or other agreements or instruments as may be necessary or appropriate to effect the same.

             7.4.2. The Borrower and each Guarantor will maintain its primary operating accounts with Western National Bank, and will deposit all revenues of

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


the Borrower and each Guarantor in such accounts, although such requirement shall not be construed as requiring the maintenance of deposit balances.

         7.5. Payment of Taxes and Claims.

             7.5.1. The Borrower will pay (i) all Taxes imposed upon it or any of its assets or with respect to any of its franchises, business, income or profits before any material penalty or interest accrues thereon and (ii) all material claims (including claims for labor, services, materials and supplies) for sums which have become due and payable and which have or might become a Lien (other than a Permitted Lien) on any of its assets; provided, however, that no payment of such Taxes or claims shall be required if (a) the amount, applicability or validity thereof is currently being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, (b) the Borrower shall have set aside on its books reserves (segregated to the extent required by applicable accounting principles) reasonably deemed by it to be adequate with respect thereto, and (c) if material, the Borrower has notified the Administrative Agent of such circumstances, in detail reasonably satisfactory to the Administrative Agent.

             7.5.2. Each Guarantor will pay (i) all Taxes imposed upon it or any of its assets or with respect to any of its franchises, business, income or profits before any material penalty or interest accrues thereon and (ii) all material claims (including claims for labor, services, materials and supplies) for sums which have become due and payable and which have or might become a Lien (other than a Permitted Lien) on any of its assets; provided, however, that no payment of such Taxes or claims shall be required if (a) the amount, applicability or validity thereof is currently being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, (b) such Guarantor shall have set aside on its books reserves (segregated to the extent required by applicable accounting principles) reasonably deemed by it to be adequate with respect thereto, and (c) if material, such Guarantor has notified the Administrative Agent of such circumstances, in detail reasonably satisfactory to the Administrative Agent.

         7.6. Payment of Debt; Additional Debt; Payment of Accounts.

             7.6.1. (i) The Borrower will (a) pay, renew or extend or cause to be paid, renewed or extended the principal of, and the prepayment charge, if any, and interest on all Debt heretofore or hereafter incurred or assumed by it when and as the same shall become due and payable unless such payment is prohibited by the Loan Documents or would cause a Default hereunder; (b) faithfully perform, observe and discharge all unwaived covenants, conditions and obligations within any applicable periods of grace imposed on it by any instrument evidencing such Debt or by any indenture or other agreement securing such Debt or pursuant to which such Debt is issued unless such performance, observance or discharge would cause a Default hereunder; and (c) not permit the occurrence of any act or omission which would constitute a default under any such instrument, indenture or agreement.

                (ii) Each Guarantor will (a) pay, renew or extend or cause to be paid, renewed or extended the principal of, and the prepayment charge, if any, and interest on all Debt heretofore or hereafter incurred or assumed by it when and as the same shall become due and payable unless such payment is prohibited by the Loan Documents or would cause a Default hereunder; (b) faithfully perform, observe and discharge all unwaived covenants, conditions and obligations within any applicable periods of grace imposed on it by any instrument evidencing such Debt or by any indenture or other agreement securing such Debt or pursuant to which such Debt is issued unless such performance, observance or discharge would cause a Default hereunder; and (c) not permit the occurrence of any act or omission which would constitute a default under any such instrument, indenture or agreement.

             7.6.2. (i) The Borrower will not create, incur or suffer to exist any Funded Debt, except without duplication (a) Funded Debt to the Lenders, (b) Permitted Indebtedness, and (c) Funded Debt due any Subsidiary of the Borrower.

                (ii) No Guarantor will create, incur or suffer to exist any Funded Debt, except without duplication (a) Funded Debt to the Lenders, (b) Permitted Indebtedness, and (c) Funded Debt due the Borrower or its Subsidiaries.

             7.6.3. (i) The Borrower shall pay all of its trade and other accounts payable within 90 days after the invoice date therefor, unless such payables are being contested in good faith by appropriate proceedings or other written protest thereof.

                (ii) Each Guarantor shall pay all of its trade and other accounts payable within 90 days after the invoice date therefor, unless such payables are being contested in good faith by appropriate proceedings or other written protest thereof.

             7.6.4. (i) At any time an Event of Default exists or if any such payments will cause an Event of Default to exist, the Borrower shall not voluntarily make any payments on any of its Debts, other than the Obligations.

                (ii) At any time an Event of Default exists or if any such payments will cause an Event of Default to exist, no Guarantor shall voluntarily make any payments on any of its Debts, other than the Obligations or payments made by such Guarantor to the Borrower.

         7.7. Negative Pledge. (i) The Borrower will not create, suffer to exist or otherwise allow any Liens to be on or otherwise to affect any of its Property whether now owned or hereafter acquired, except Permitted Liens.

                (ii) No Guarantor will create, suffer to exist or otherwise allow any Liens to be on or otherwise to affect any of its Property whether now owned or hereafter acquired, except Permitted Liens.

         7.8. Loans and Advances to Others; Investments; Restricted Payments; Subsidiaries.

             7.8.1. (i) The Borrower will not make or suffer to exist any loan, advance or extension of credit to any Person except (a) trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and which are payable in accordance with customary trade terms, (b) Permitted Loans and Investments, and (c) advances to employees of the Borrower for payment of expenses in the ordinary course of business.

                (ii) No Guarantor will make or suffer to exist any loan, advance or extension of credit to any Person except (a) trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and which are payable in accordance with customary trade terms, (b) Permitted Loans and Investments, and (c) advances to employees of such Guarantor for payment of expenses in the ordinary course of business.

             7.8.2. (i) The Borrower will not make any capital contribution to or make any Investment in, or to purchase or make a commitment to purchase any interest in, any Person except as permitted in clauses (a), (b) and (c) of
Section 7.8.1(i).

               (ii) No Guarantor will make any capital contribution to or make any Investment in, or to purchase or make a commitment to purchase any interest in, any Person except as permitted in clauses (a), (b) and (c) of Section 7.8.1(ii).

             7.8.3. (i) The Borrower will not, directly or indirectly, make any Restricted Payment without the prior written consent of the Required Lenders except (a) as specifically permitted in the definition of such defined term, and
(b) that the Borrower may declare and make distributions payable solely in Equity Interests of the Borrower.

                (ii) No Guarantor will, directly or indirectly, make any Restricted Payment without the prior written consent of the Required Lenders except (a) as specifically permitted in the definition of such defined term, and
(b) that any Subsidiary of the Borrower may declare, pay and make any dividend or other distribution to the Borrower or another Subsidiary of the Borrower.

             7.8.4. (i) The Borrower shall not form or acquire any Subsidiaries, either directly or indirectly through other Subsidiaries, without the prior written consent of the Required Lenders, unless the new Subsidiary executes a Guaranty and security instruments covering all of the Property of such Subsidiary, each in form and substance reasonably satisfactory to the Administrative Agent.

                (ii) No Guarantor shall form or acquire any Subsidiaries, either directly or indirectly through other Subsidiaries, without the prior written consent of the Required Lenders unless the Subsidiary executes a Guaranty and security instruments covering all of the Property of such Subsidiary, each in form and substance reasonably satisfactory to the Administrative Agent.

         7.9. Consolidation, Merger, Maintenance, Change of Control; Disposition of Property; Restrictive Agreements; Hedging Agreements; Modification of Organizational Documents; Issuance of Equity Interests.

             7.9.1. Neither the Borrower nor any Guarantor will (i) consolidate or merge with or into any other Person without the prior written consent of the Required Lenders, (ii) sell, lease or otherwise transfer all or substantially all of its Property to any other Person, (iii) terminate, or fail to maintain, its existence as the type of entity represented in Section 6.1 and in its state of formation represented in Section 6.1, (iv) terminate, or fail to maintain, its good standing and qualification to transact business in all jurisdictions where the nature of its business requires the same (except where the failure to maintain its good standing or qualification could not reasonably be expected to have a Material Adverse Effect on it) or (v) permit a Change of Control Event to occur; provided, however, that the Borrower or any of its Subsidiaries may merge with and into or transfer assets to one another, except that (A) in the case of a merger affecting the Borrower, the Borrower is the sole surving entity, and

(B) in the case of a merger affecting Gateway - ADAC, the Required Lenders shall have given their prior written consent to such merger.

             7.9.2. Neither the Borrower nor any Guarantor will sell, encumber, or otherwise transfer all or any portion of the Collateral or any of its other Property without the consent of the Required Lenders, except for (i) sales of oil and gas after severance in the ordinary course of business, provided that no contract for the sale of hydrocarbons shall obligate the Borrower to deliver hydrocarbons produced from any of the Collateral at some future date without receiving full payment therefor within 90 days of delivery, (ii) the sale or other disposition of its personal Property destroyed, worn out, damaged, or having only salvage value or no longer used or useful in the business of such Person, (iii) sales of undeveloped leasehold acreage not constituting Collateral, (iv) in the case of encumbrances, Permitted Liens, and (v) asset transfers permitted under Section 7.9.1 of this Agreement. Any consent by the Required Lenders to the sale of any Property covered by this Section may include a requirement (to be treated as a Borrower requested determination) that a new Borrowing Base be determined under Section 2.8.1 and that the proceeds of such sale plus such additional amounts as the Required Lenders deem necessary to avoid the occurrence of a Borrowing Base Deficiency be applied to the Obligations.

             7.9.3. Neither the Borrower nor any Guarantor will be or become party to or bound by any agreement (including any undertaking in connection with the incurrence of Debt or issuance of Securities) which imposes any limitation on the disposition of the Collateral more restrictive than those set forth above or which in any way would be contravened by the Borrower's performance of its obligations hereunder or under the other Loan Documents or which contains any negative pledge on all or any portion of the Borrower's Property (except in favor of the Administrative Agent).

             7.9.4. (i) Neither the Borrower nor any Guarantor will enter into any Hedging Agreement without the prior written consent of the Administrative Agent.

                (ii) Neither the Borrower nor any Guarantor will cause or permit any Hedging Agreement now existing or hereafter entered into by it to be amended, modified, terminated or liquidated without the prior written consent of the Administrative Agent.

             7.9.5. Neither the Borrower nor any Guarantor will amend its Organizational Documents or its Regulatory Documents in any respect which could be adverse to the interests of the Lenders.

             7.9.6. No Guarantor will issue any Equity Interests or rights, options or warrants to purchase any Equity Interests.

         7.10. Primary Business; Location of Borrower's Office.

             7.10.1. The primary business of the Borrower and the Guarantors shall be and remain the compression, gathering, treating, processing, marketing and transportation of natural gas and other hydrocarbons and the providing of other services incidental thereto or in connection therewith.

             7.10.2. The location of the Borrower's principal place of business and executive office shall remain at the address for the Borrower set forth on the signature page hereof, unless at least 10 days prior to any change in such address the Borrower provides the Administrative Agent with written notice of such pending change.

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


         7.11. Operation of Properties and Equipment; Compliance with and Maintenance of Contracts.

             7.11.1. (i) The Borrower shall maintain and operate the Pipeline Systems in a good and workmanship like manner and will observe and comply in all material respects with all terms and provisions, express or implied, of all rights-of-way and easements relating to the Pipeline Systems.

                (ii) Each Guarantor shall maintain and operate those Pipeline Systems owned by it in a good and workmanship like manner and will observe and comply in all material respects with all terms and provisions, express or implied, of all rights-of-way and easements relating to such Pipeline Systems.

                (iii) The Borrower shall at all times, maintain, preserve and keep all operating equipment used or useful with respect to the Pipeline Systems in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such operating equipment shall at all times be properly preserved and maintained, provided that no item of operating equipment need be so repaired, renewed, replaced, added to or improved, if the Borrower shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the business of the Borrower.

                (iv) Each Guarantor shall at all times, maintain, preserve and keep all operating equipment used or useful with respect to those Pipeline Systems owned by it in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such operating equipment shall at all times be properly preserved and maintained, provided that no item of operating equipment need be so repaired, renewed, replaced, added to or improved, if such Guarantor shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the business of such Guarantor or of the Borrower.

                (v) The Borrower shall not amend or modify or fail to enforce the Gas Contracts in any respect which could reasonably be expected to be materially adverse to the interests of the Lenders.

                (vi) Each Guarantor shall not amend or modify or fail to enforce the Gas Contracts in any respect which could reasonably be expected to be materially adverse to the interests of the Lenders.

             7.11.2. (i) The Borrower shall comply in all material respects with all agreements applicable to or relating to its Pipeline Systems to the extent that the failure to so comply with such agreements could reasonably be expected to have a Material Adverse Effect on the Borrower.

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


                (ii) Each Guarantor shall comply in all material respects with all agreements applicable to or relating to the Pipeline Systems owned by it to the extent that the failure to so comply with such agreements could reasonably be expected to have a Material Adverse Effect on the Borrower or such Guarantor.

         7.12. Transactions with Affiliates.

             7.12.1. The Borrower will not engage in any transaction with an Affiliate (including, without limitation, Gateway - ADAC) unless (i) such transaction is at least as favorable to the Borrower as could be obtained in an arm's length transaction with an unaffiliated third party and (ii) such transaction is not disadvantageous to the Lenders as holders of the Notes; provided, however, that the restrictions contained in this Section 7.12.1 shall not apply to a transaction between the Borrower and a Guarantor that is otherwise expressly permitted under this Agreement.

             7.12.2. No Guarantor will engage in any transaction with an Affiliate (including, without limitation, Gateway - ADAC) unless (i) such transaction is at least as favorable to such Guarantor as could be obtained in an arm's length transaction with an unaffiliated third party and (ii) such transaction is not disadvantageous to any Lender as holder of a Note; provided, however, that the restrictions contained in this Section 7.12.2 shall not apply to a transaction between a Guarantor and another Guarantor or the Borrower that is otherwise expressly permitted under this Agreement.

         7.13. Plans.

             7.13.1. The Borrower will not assume or otherwise become subject to an obligation to contribute to or maintain any Plan or acquire any Person which has at any time had an obligation to contribute to or maintain any Plan.

             7.13.2. No Guarantor will assume or otherwise become subject to an obligation to contribute to or maintain any Plan or acquire any Person which has at any time had an obligation to contribute to or maintain any Plan.

         7.14. Compliance with Laws and Documents.

             7.14.1. The Borrower will not, directly or indirectly, violate the provisions of any Laws, its Organizational Documents or its Regulatory Documents or any Material Agreement, if such violation, alone or when combined with all other such violations, could reasonably be expected to have or does have a Material Adverse Effect on the Borrower.

             7.14.2. No Guarantor will, directly or indirectly, violate the provisions of any Laws, its Organizational Documents or its Regulatory Documents or any Material Agreement, if such violation, alone or when combined with all other such violations, could reasonably be expected to have or does have a Material Adverse Effect on the Borrower or such Guarantor.

         7.15. Certain Financial Covenants.

             7.15.1. Interest Coverage Ratio. The Borrower will not permit, at the end of any fiscal quarter, the ratio of Cash Flow to Fixed Charges, in each case for the four fiscal quarters then ended, to be less than 1.50 to 1.00. The

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foregoing covenant shall apply to each fiscal quarter of the Borrower ending on or after September 30, 2007.

     "Cash Flow" means, for any period, EBITDA of the Borrower and its consolidated subsidiaries for such period minus Distributions of the Borrower for such period.

     "Distributions" means dividends, distributions or other payments to Persons on account of their being the holders of Equity Interests in the Borrower.

     "EBITDA" means, for any period, the pre-tax net income of the Borrower and its consolidated subsidiaries for such period plus (without duplication and only to the extent deducted in determining such net income) interest expense of the Borrower and its consolidated subsidiaries for such period, intangible drilling expenses, depreciation, non-cash amortization, depletion, write-down of Oil and Gas Properties and other non-cash expenses of the Borrower and its consolidated subsidiaries for such period, and plus or minus, as the case may be, nonrecurring losses or gains resulting from the sale of assets during such period (to the extent such losses or gains are included in the determination of such net income).

     "Fixed Charges" means, for any period, the required principal and interest payments on the Notes during such period plus actual principal and interest payments on other Funded Debt of the Borrower and its consolidated subsidiaries during such period.

             7.15.2. Current Ratio. The Borrower will not permit the ratio of its Current Assets to its Current Liabilities to be less than 1.25 to 1.00, determined as of the end of each fiscal quarter of the Borrower ending on or after September 30, 2007.

     "Current Assets" means the current assets of the Borrower and its consolidated subsidiaries plus the Unused Borrowing Base Commitment.

     "Current Liabilities" means the current liabilities of the Borrower and its consolidated subsidiaries, exclusive of the current portion of the Notes.

     Notwithstanding the foregoing, during such times that the Borrower is required to deliver financial information to the Administrative Agent in accordance with generally accepted accounting principles, neither Current Assets nor Current Liabilities shall include the amount of or any liabilities respecting any non-cash items as a result of the application of Financial Accounting Standards Board Statement Nos. 133, 137, 138, and 143 and any subsequent amendments thereto or the fair value of any Hedging Agreement or any non-hedge derivative contract (whether deemed effective or non-effective).

         7.16. Tax Shelter. In the event the Borrower determines to take any action inconsistent with the representation in Section 6.9.2, it will promptly notify the Administrative Agent thereof. Accordingly, if the Borrower so notifies the Administrative Agent, the Borrower acknowledges that the Administrative Agent and the Lenders may treat the Loans as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and the Administrative Agent and the Lenders will maintain the lists and other records required by such Treasury Regulation.

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


         7.17. Letters of Credit. The Borrower shall endeavor to retrieve and have cancelled any outstanding letters of credit issued by Legacy Bank and to terminate any further obligation of Legacy Bank to issue letters of credit on the Borrower's behalf.

         7.18. Additional Documents; Quantity of Documents; Title Data; Additional Information.

             7.18.1. The Borrower shall execute and deliver or cause to be executed and delivered such other and further instruments or documents as in the reasonable judgment of the Administrative Agent may be required to better effectuate the transactions contemplated herein and in the other Loan Documents.

             7.18.2. The Borrower will deliver all certificates, opinions, reports and documents hereunder in such number of counterparts as the Administrative Agent may reasonably request. 7.18.3. The Borrower shall furnish to the Administrative Agent, promptly upon the request of the Administrative Agent, such additional financial or other information concerning the assets, liabilities, operations, and transactions of the Borrower as the Administrative Agent may from time to time reasonably request; and notify the Administrative Agent not less than 10 days prior to the occurrence of any condition or event that may change the proper location for the filing of any financing statement or other public notice or recording for the purpose of perfecting a Lien in any Collateral; and upon the request of the Administrative Agent, execute such additional Security Documents as may be necessary or appropriate in connection therewith.

         7.19. ENVIRONMENTAL INDEMNIFICATION. The Borrower shall, on a current basis, indemnify, defend and hold the Administrative Agent and each Lender and each of their shareholders, officers, directors, employees, agents, attorneys-in-fact, and affiliates and each trustee for the benefit of the Administrative Agent or the Lenders under any Security Document (each an "Indemnified Party") harmless on a current basis from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial actions, requirements and enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including, without limitation, reasonable attorneys' fees and expenses), arising directly or indirectly, in whole or in part, from (a) the presence of any hazardous substances on, under, or from any Property of the Borrower, whether prior to or during the term hereof, (b) any activity carried on or undertaken on or off any Property of the Borrower, whether prior to or during the term hereof, and whether by the Borrower or any predecessor in title, employee, agent, contractor, or subcontractor of the Borrower or any other Person at any time occupying or present on such Property, in connection with the handling, treatment, removal, storage, decontamination, cleanup, transportation, or disposal of any hazardous substances at any time located or present on or under such Property, (c) any residual contamination on or under any Property of the Borrower, or (d) any contamination of any Property or natural resources arising in connection with the generation, use, handling, storage, transportation or disposal of any hazardous substances by the Borrower or any employee, agent, contractor, or subcontractor of the Borrower while such persons are acting within the scope of their relationship with the Borrower, irrespective of whether any of such activities were or will be undertaken in accordance with applicable requirements of law, INCLUDING ANY OF THE FOREGOING IN THIS SECTION ARISING FROM THE SOLE NEGLIGENCE, COMPARATIVE NEGLIGENCE OR

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CONCURRENT NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES OR THE SOLE OR
CONCURRENT STRICT LIABILITY IMPOSED ON ANY OF THE INDEMNIFIED PARTIES, but not any of the foregoing in this section arising from the gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification under this section; with the foregoing indemnity surviving satisfaction of all obligations and the termination of this agreement.

         7.20. Exceptions to Covenants. The Borrower shall not be permitted to take any action which is permitted by any of the covenants contained in this Agreement if such action is in breach of any other covenant contained in this Agreement.

         7.21. Anti-Terrorism Laws. Neither the Borrower nor any of the other Obligated Parties shall (a) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or (b) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, (i) any of the prohibitions set forth in Executive Order No. 13224 or the USA Patriot Act, or (ii) any prohibitions set forth in the rules or regulations issued by OFAC or any sanctions against targeted foreign countries, terrorism sponsoring organizations, and international narcotics traffickers based on U.S. foreign policy. The Borrower shall deliver to the Administrative Agent and the Lenders any certification or other evidence requested from time to time by the Administrative Agent or any Lender, in their reasonable discretion, confirming the Obligated Parties' compliance with this Section.

                                  ARTICLE VIII

                               DEFAULTS; REMEDIES

         8.1. Events of Default; Acceleration of Maturity. If any one or more of the following events (each an "Event of Default") shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body or otherwise):

             8.1.1. (i) the Borrower shall fail to pay, when due, any principal of, or interest on, (a) the Notes or (b) any other Debt of the Borrower to any Lender.

             (ii) the Borrower shall fail to pay when due, any of the Obligations not covered by clause (i) above, if such failure shall continue unremedied for a period of 10 days after notice thereof is given to the Borrower.

             8.1.2. (i) the Borrower shall fail to observe or perform any covenant or agreement contained in Sections 7.1, 7.2.3, 7.6.2, 7.7, 7.8, 7.9 or 7.15.

             (ii) any Guarantor shall fail to comply with the provisions of its Guaranty.

             8.1.3. the Borrower or any Guarantor shall fail to observe or perform any covenant or agreement contained in this Agreement or the other Loan Documents (other than those covered by Sections 8.1.1 or 8.1.2), for a period of

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


30 days after written notice specifying such default has been given to such Person by the Administrative Agent.

             8.1.4. (i) the Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate or other action to authorize any of the foregoing.

                (ii) any Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate or other action to authorize any of the foregoing.

             8.1.5. (i) an involuntary case or other proceeding shall be commenced against the Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower under the federal bankruptcy laws as now or hereafter in effect which remains undismissed or unstayed for a period of 30 days.

                (ii) an involuntary case or other proceeding shall be commenced against any Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 days; or an order for relief shall be entered against any Guarantor under the federal bankruptcy laws as now or hereafter in effect which remains undismissed or unstayed for a period of 30 days.

             8.1.6. the Borrower shall fail to observe the covenant contained in
Section 7.13.

             8.1.7. (i) the Borrower (a) shall default in the payment of any of its Material Debts (other than the Note) and such default shall continue beyond any applicable cure period, (b) shall default in the performance or observance of any other provision contained in any agreements or instruments evidencing or governing such Material Debt and such default is not waived and continues beyond any applicable cure period, or (c) any other event or condition occurs which results in the acceleration of such Material Debt.

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


                (ii) any Guarantor (a) shall default in the payment of any of its Material Debts (other than the Guaranty) and such default shall continue beyond any applicable cure period, (b) shall default in the performance or observance of any other provision contained in any agreements or instruments evidencing or governing such Material Debt and such default is not waived and continues beyond any applicable cure period, or (c) any other event or condition occurs which results in the acceleration of such Material Debt.

             8.1.8. (i) the Borrower shall default in the payment of any of its Debts to any Lender or shall default in the performance or observance of any provision contained in any agreements or instruments evidencing or governing any such Debt and such default is not waived and continues beyond any applicable cure period.

                (ii) any Guarantor shall default in the payment of any of its Debts to any Lender or shall default in the performance or observance of any provision contained in any agreements or instruments evidencing or governing any such Debt and such default is not waived and continues beyond any applicable cure period.

             8.1.9. (i) one or more judgments or orders for the payment of money aggregating in excess of $100,000 shall be rendered against the Borrower which in the opinion of the Administrative Agent is not adequately covered by insurance and such judgment or order (a) shall continue unsatisfied or unstayed (unless bonded with a supersedeas bond at least equal to such judgment or order) for a period of 30 days, or (b) is not fully paid and satisfied at least 10 days prior to the date on which any of its Property may be lawfully sold to satisfy such judgment or order.

                (ii) one or more judgments or orders for the payment of money aggregating in excess of $100,000 shall be rendered against any Guarantor which in the opinion of the Administrative Agent is not adequately covered by insurance and such judgment or order (a) shall continue unsatisfied or unstayed (unless bonded with a supersedeas bond at least equal to such judgment or order) for a period of 30 days, or (b) is not fully paid and satisfied at least 10 days prior to the date on which any of its Property may be lawfully sold to satisfy such judgment or order.

             8.1.10. any representation, warranty, certification or statement made or deemed to have been made by or on behalf of the Borrower in this Agreement or by the Borrower or any other Person in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any respect when made if such incorrect representation, warranty, certification or statement (i) could reasonably be expected to have any adverse effect whatsoever upon the validity, performance or enforceability of any Loan Document, (ii) is or might reasonably be expected to be material and adverse to the financial condition or business operations of any Person or to the prospects of any Person, (iii) could reasonably be expected to impair the Borrower's ability to fulfill its obligations under the terms and conditions of the Loan Documents, or (iv) could reasonably be expected to impair any Lender's ability to receive full and timely payment of its Note.

             8.1.11. (i) any material license, franchise, permit, or authorization issued to the Borrower by any Tribunal is forfeited, revoked, or not renewed; or any proceeding with respect to seeking forfeiture or revocation

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


thereof is instituted and is not resolved or dismissed within one year of the date of the publication of the order instituting such proceeding.

                (ii) any material license, franchise, permit, or authorization issued to any Guarantor by any Tribunal is forfeited, revoked, or not renewed; or any proceeding with respect to seeking forfeiture or revocation thereof is instituted and is not resolved or dismissed within one year of the date of the publication of the order instituting such proceeding.

             8.1.12. (i) a default shall occur under any Material Agreement, other than this Agreement, to which the Borrower is a party or by which any of its Property is bound and such default continues beyond any applicable period of grace provided therefor and, as a result of such default, any Person takes any action to exercise any rights or remedies relating to such Material Agreement.

                (ii) a default shall occur under any Material Agreement to which any Guarantor is a party or by which any of its Property is bound and such default continues beyond any applicable period of grace provided therefor and, as a result of such default, any Person takes any action to exercise any rights or remedies relating to such Material Agreement.

             8.1.13. a Change of Control Event shall occur.

then, and in every such event, at its option, the Administrative Agent may (and will at the request of the Required Lenders) (i) declare the outstanding principal balance of and accrued interest on the Notes to be, and the same shall thereupon forthwith become, due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and (ii) take such other actions as the Administrative Agent deems reasonable to collect on the Obligations; provided that in the case of any of the Events of Default specified in Sections 8.1.4 and 8.1.5 with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Lenders, (1) the commitment of each Lender to make Loans hereunder shall terminate, and (2) the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower.

         8.2. Suits for Enforcement. In case any one or more of the Events of Default specified in Section 8.1 shall have occurred and be continuing, the Administrative Agent may, at its option, proceed to protect and enforce its rights and the rights of the Lenders either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement.

         8.3. Remedies Cumulative. No remedy herein conferred upon the Administrative Agent and the Lenders is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         8.4. Remedies Not Waived. No course of dealing and no delay in exercising any rights under this Agreement or under the other Loan Documents shall operate as a waiver of any rights hereunder or thereunder of the Administrative Agent and the Lenders.

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                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1. Amendments and Waivers. Any provision of this Agreement, the Notes or the other Loan Documents may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) by a written instrument signed by the Borrower and the Required Lenders (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless signed by each Lender directly affected thereby (i) increase or decrease the Total Commitments of such Lender (except for a ratable decrease in the Total Commitments of all Lenders) or subject such Lender to any additional obligation;
(ii) reduce the principal of or rate of interest on the Note of such Lender or any fees hereunder payable to or for the benefit of such Lender; (iii) postpone the date fixed for any payment of principal of or interest on the Note of such Lender or any fees hereunder payable to or for the benefit of such Lender; (iv) increase the Borrowing Base or decrease the amount by which the Borrowing Base is scheduled to decrease each month; (v) postpone the scheduled termination of such Lender's Total Commitment; (vi) change the percentage of the Total Commitments or Percentage Shares or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement; (vii) amend this Section 9.1; (viii) effect a release of Collateral other than to facilitate the provisions of Section 7.9.2 or (ix) effect a release of any Guaranty. Delivery of an executed counterpart of such written instrument by telecopy, e-mail, facsimile or other electronic means shall be effective delivery of a manually executed counterpart of such written instrument.

         9.2. Highest Lawful Interest Rate. The Administrative Agent, the Lenders, the Borrower and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect, and the provisions of this Section
9.2 shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. Regardless of any provision contained in any of the Loan Documents, the Lenders shall never be entitled to receive, collect, or apply as interest on all or any part of the Loans, any amount in excess of the Highest Lawful Rate in effect from day to day, and, in the event any Lender ever receives, collects, or applies as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of the principal of the Loans and treated hereunder as such; and, if the entire principal amount of the Loans owed to the Lender is paid in full, any remaining excess shall be repaid to the Borrower. In determining whether the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate in effect from day to day, the Borrower and the Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Loans so that the interest rate is uniform throughout the entire term of the Loans; provided that, if the interest received by the Lenders for the actual period of existence thereof exceeds the Highest Lawful Rate in effect from day to day, the Lenders shall apply or refund to the Borrower the amount of such excess as provided in this Section, and, in such

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


event, the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Highest Lawful Rate in effect from day to day.

         9.3. INDEMNITY.

             9.3.1. Whether or not any Loans are ever funded hereunder, and in addition to any other indemnifications herein or in any other Loan Documents, the Borrower agrees to indemnify and defend and hold harmless on a current basis each Indemnified Party from and against any and all liabilities, losses, damages, costs, interest, charges, counsel fees and other expenses and penalties of any kind which any of the Indemnified Parties may sustain or incur in connection with any investigative, administrative, or judicial proceeding (whether or not any Indemnified Party shall be designated a party thereto) or otherwise by reason of or arising out of the execution and delivery of this Agreement or any of the other Loan Documents and/or the consummation of the transactions contemplated hereby or thereby. The indemnification provisions in this Section shall be enforceable regardless of whether the liability is based on past, present or future acts, claims or legal requirements (including any past, present or future bulk sales law, Environmental Law, fraudulent transfer act, occupational safety and health law, or products liability, securities or other legal requirement), AND REGARDLESS OF WHETHER ANY PERSON (INCLUDING THE PERSON FROM WHOM INDEMNIFICATION IS SOUGHT) ALLEGES OR PROVES THE SOLE, CONCURRENT, CONTRIBUTORY OR COMPARATIVE NEGLIGENCE OF THE PERSON SEEKING INDEMNIFICATION OR OF ANY OTHER INDEMNIFIED PARTY, OR THE SOLE OR CONCURRENT STRICT LIABILITY IMPOSED ON THE PERSON SEEKING INDEMNIFICATION OR ON ANY OTHER INDEMNIFIED PARTY, but not any of the foregoing in this Section arising from the gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification under this Section; with the foregoing indemnity surviving satisfaction of all obligations and the termination of this Agreement.

             9.3.2. Any amount to be paid under Section 9.3 to the Administrative Agent or the Lenders shall be a demand obligation owing by the Borrower and if not paid within three Business Days of demand shall bear interest from the date of expenditure by the Administrative Agent or the Lenders until paid at a per annum rate equal to the Default Rate. The obligations of the Borrower under Section 9.3 shall survive payment of the Notes and the assignment of any right hereunder.

         9.4. Expenses.

9.4.1. Whether or not any one or more of the Loans are ever funded, the Borrower shall pay (i) all out-of-pocket expenses of the Administrative Agent, including, without limitation, fees and disbursements of counsel for the Administrative Agent in connection with the preparation of this Agreement and the other Loan Documents (including the furnishing of any written or oral opinions or advice incident to this transaction) and, if appropriate, the recordation of the Loan Documents, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder, (ii) all title review expenses, appraisal expenses, environmental assessment expenses, and any other due diligence expenses incurred, and (iii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Administrative Agent, including fees and disbursements of counsel in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, fees of auditors,

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consultants, engineers and other Persons incurred in connection therewith
(including the supervision, maintenance or disposition of the Collateral) and investigative expenses incurred by the Administrative Agent in connection therewith, which amounts shall be deemed compensatory in nature and liquidated as to amount upon notice to the Borrower by the Administrative Agent and which amounts shall include, but not be limited to (a) all court costs, (b) reasonable attorneys' fees, (c) reasonable fees and expenses of auditors and accountants incurred to protect the interests of the Lenders, (d) fees and expenses incurred in connection with the participation by the Administrative Agent as a member of the creditors' committee in a case commenced under any Insolvency Proceeding,
(e) fees and expenses incurred in connection with lifting the automatic stay prescribed in Title 11 ss. 362 of the United States Code, and (f) fees and expenses incurred in connection with any action pursuant to Title 11 of ss. 1129 the United States Code all reasonably incurred by the Administrative Agent in connection with the collection of any sums due under the Loan Documents, together with interest at the per annum interest rate equal to the Default Rate, calculated on a basis of a calendar year of 365 or 366 days, as the case may be, counting the actual number of days elapsed, on each such amount from the date of notification that the same was expended, advanced, or incurred by the Administrative Agent until the date it is repaid to the Administrative Agent, with the obligations under Section 9.4 surviving the non-assumption of this Agreement in a case commenced under any Insolvency Proceeding and being binding upon the Borrower or a trustee, receiver, custodian, or liquidator of the Borrower appointed in any such case. Notwithstanding the foregoing, the Borrower's liability for the Administrative Agent's attorneys' fees in connection with the preparation of the Loan Documents and related work for purposes of the initial Closing Date shall be limited to $15,000.

             9.4.2. The Borrower shall indemnify each Lender against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

             9.4.3. Any amount to be paid under Section 9.4 shall be a demand obligation owing by the Borrower and if not paid within three (3) Business Days of demand shall bear interest from the date of expenditure until paid at a per annum rate equal to the Default Rate. The obligations of the Borrower under
Section 9.4 shall survive payment of the Notes and the assignment of any right hereunder.

         9.5. Taxes. The Borrower will, to the extent it may lawfully do so, pay all Taxes (including interest and penalties but expressly excluding federal or state income taxes) which may be payable in respect of the execution and delivery of this Agreement or the other Loan Documents, or in respect of any amendment of or waiver under or with respect to the foregoing, and will hold each Lender harmless on a current basis against any loss or liability resulting from nonpayment or delay in payment of any such Taxes (as limited above). The obligations of the Borrower under this Section shall survive the payment of the Notes and the assignment of any right hereunder.

         9.6. Survival. All representations, warranties and covenants made by or on behalf of the Borrower in this Agreement or the other Loan Documents herein or in any certificate or other instrument delivered by the Borrower or on the Borrower's behalf under the Loan Documents shall be considered to have been relied upon by the Administrative Agent and the Lenders and shall survive the delivery to the Administrative Agent and the Lenders of such Loan Documents or

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the extension of the Loans (or any part thereof), regardless of any investigation made by or on behalf of the Administrative Agent and the Lenders.

         9.7. Applicable Law; Venue; Waiver of Jury Trial and Exemplary Damages.

             9.7.1. This Agreement has been negotiated, is being executed and delivered, and will be performed in whole or in part, in the State of Texas, and the substantive Laws of such state and the applicable federal Laws of the United States of America shall govern the validity, construction, enforcement and interpretation of the Loan Documents, except to the extent the Laws of any jurisdiction where Collateral is located require application of such Laws with respect to such Collateral.

             9.7.2. The Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or Texas state court sitting in Dallas, Dallas County, Texas in any action or proceeding arising out of or relating to any Loan Documents and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Nothing herein shall limit the right of the Administrative Agent and the Lenders to bring proceedings against the Borrower in the courts of any other jurisdiction. Any judicial proceeding by the Borrower against the Administrative Agent, any Lender or any Affiliate of the Administrative Agent or any Lender involving, directly or indirectly, any matter in any way arising out of, related to, or connected with any Loan Document shall be brought only in a federal or state court in Dallas, Dallas County, Texas.

             9.7.3. THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVES (A) ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF ANY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE ADMINISTRATIVE AGENT OR THE LENDERS IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO AND (B) TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL DAMAGES (AS DEFINED BELOW). THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS AGREEMENT. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED).

         9.8. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof and words such as "hereunder" or " herein" shall refer to the entirety of this Agreement unless specifically indicated otherwise.

         9.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall become effective at such time as the counterparts hereof which, when taken together, bear the

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signature of the Borrower, the Administrative Agent and each Lender, shall be delivered to the Administrative Agent. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail, facsimile or other electronic means shall be effective as a delivery of a manually executed counterpart of this Agreement.

         9.10. Invalid Provisions, Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof or thereof, such provision shall be fully severable, this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions hereof and thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement or the other Loan Documents a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         9.11. Communications Via Internet. The Borrower, and each Guarantor (by its execution of a Guaranty), hereby authorizes the Administrative Agent, each Lender and their respective counsel and agents to communicate and transfer documents and other information (including confidential information) concerning this transaction or the Borrower and such Guarantor and the business affairs of the Borrower and such Guarantor via the Internet or other electronic communication without regard to the lack of security of such communications.

         9.12. USA Patriot Act Notice. The Administrative Agent and the Lenders hereby notify the Borrower and the other Obligated Parties that pursuant to the requirements of the USA Patriot Act, they are required to obtain, verify and record information that identifies the Borrower and the other Obligated Parties, which information includes the name and address of the Borrower and the other Obligated Parties and other information that will allow them to identify the Borrower and the other Obligated Parties in accordance with such Act.

         9.13. EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

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                                   ARTICLE X

                              ADMINISTRATIVE AGENT

         10.1. Appointment of Administrative Agent. WNB is hereby appointed Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the Administrative Agent of such Lender. The Administrative Agent agrees to act as such upon the express conditions contained in this Article X. The Administrative Agent shall not have a fiduciary relationship in respect of any Lender by reason of this Agreement.

         10.2. Powers of the Administrative Agent. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

         10.3. General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith (INCLUDING ANY OF THE FOREGOING ARISING FROM THE SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE OF THE ADMINISTRATIVE AGENT OR SUCH DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES), unless such action or omission arises from the gross negligence or willful misconduct of the Administrative Agent or such directors, officers, agents or employees.

         10.4. No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent nor any of its respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including any agreement by the Borrower to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article V, except receipt of the Notes required to be delivered to the Administrative Agent; or
(iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Administrative Agent at such time, but is voluntarily furnished by the Borrower to WNB either in its capacity as Administrative Agent or in its individual capacity.

         10.5. Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any

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


action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6. Employment of Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

         10.7. Reliance on Documents, Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, electronic transmission, facsimile, e-mail, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

         10.8. Reimbursement and Indemnification of Administrative Agent. The Lenders agree to REIMBURSE and INDEMNIFY the Administrative Agent on a current basis ratably in proportion to the amounts of their respective Percentage Shares
(i) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, and
(ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents. The Lenders also agree to REIMBURSE and INDEMNIFY the Administrative Agent on a current basis ratably in proportion to the amounts of their respective Percentage Shares for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents (INCLUDING, WITHOUT LIMITATION, ANY OF THE FOREGOING ARISING OUT OF THE NEGLIGENCE, WHETHER SOLE, CONCURRENT OR COMPARATIVE, OF THE ADMINISTRATIVE AGENT OR THE SOLE, CONCURRENT OR COMPARATIVE STRICT LIABILITY IMPOSED ON THE ADMINISTRATIVE AGENT), provided that no Lender shall be liable to the Administrative Agent for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Credit Agreement.

         10.9. Rights as a Lender. The Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative

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


Agent and each other Lender may accept deposits from, lend money or otherwise extend credit to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates unless the Borrower or such Affiliate is specifically restricted hereunder. The Administrative Agent, in its individual capacity, is not obligated to remain a Lender hereunder.

         10.10. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.11. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the retiring Administrative Agent gives notice of its intention to resign. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If the Administrative Agent has resigned and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent. Upon the effectiveness of the resignation of the Administrative Agent, the resigning Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of an Administrative Agent, the provisions of this Article X shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

         10.12. Applicable Parties. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary or otherwise under any of the provisions of this Article. In performing functions and duties hereunder and under the other Loan Documents, the Administrative Agent shall act solely as the contractual representative of the Lenders and does not assume, nor shall it be deemed to have assumed, any obligation or relationship of trust or agency with or for the Borrower or any legal representative, successor, and assign of the Borrower.

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                                   ARTICLE XI

                           SETOFF; RATABLE TREATMENTS

         11.1. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Event of Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate thereof to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations, whether or not the Obligations, or any part hereof, shall then be due. Each Lender or Affiliate thereof making such an offset and application shall give the Borrower and the other Lenders written notice of such offset and application promptly after effecting it. To the extent that the Borrower has accounts, which in the style thereof as reflected in the Administrative Agent's records are designated as royalty, joint interest owner or operator accounts, the foregoing right of set off shall not extend to funds in such accounts which belong to, or otherwise arise from payments to the Borrower for the account of, third-party royalty, joint interest owners, or operators.

         11.2. Ratable Treatments; Adjustments.

             11.2.1. Except to the extent otherwise expressly provided herein,
(i) each borrowing pursuant to this Agreement shall be made from the Lenders pro rata in accordance with their respective Total Commitments, (ii) each payment by the Borrower of fees shall be made for the account of the Lenders pro rata in accordance with their respective Percentage Shares, (iii) each payment of principal of Loans shall be made for the account of the Lenders pro rata in accordance with their respective Percentage Shares, and (iv) each payment of interest on the Notes shall be made for the account of the Lenders pro rata in accordance with their respective shares of the aggregate amount of interest due and payable to the Lenders under the Notes.

             11.2.2. The Administrative Agent shall distribute all payments received by it with respect to the Obligations promptly upon receipt in like funds as received. In the event that any payments made hereunder on the Obligations at any particular time are insufficient to satisfy in full the Obligations due and payable at such time, such payments shall be applied (i) first, to that portion of the Obligations consisting of fees and expenses then due and payable, (ii) second, to that portion of the Obligations consisting of accrued, unpaid interest then due and payable, (iii) third, to that portion of the Obligations consisting of principal then due and payable, and (iv) last, to any other Obligations.

             11.2.3. If any Lender (for purposes of this Section, a "Benefitted Lender") shall at any time receive any payment of all or part of its portion of the Obligations, or receive any Collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8.1.4 or Section 8.1.5, or otherwise) in an amount greater than such Lender was entitled to receive pursuant to the terms hereof, such Benefitted Lender shall purchase for cash from the other Lenders such portion of the Obligations of such other Lenders, or shall provide such

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other Lenders with the benefits of any such Collateral or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such Collateral or proceeds with each of the Lenders according to the terms hereof. If all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded and the purchase price and benefits returned by each of the other Lenders, to the extent of such recovery, but without interest. The Borrower agrees that each such Lender so purchasing a portion of the Obligations of another Lender may exercise all rights of payment (including rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion. If any Lender ever receives, by voluntary payment, exercise of rights of set-off or banker's lien, counterclaim, cross-action or otherwise, any funds of the Borrower to be applied to the Obligations, or receives any proceeds by realization on or with respect to any Collateral, all such funds and proceeds shall be forwarded immediately to the Administrative Agent for distribution in accordance with the terms of this Agreement.

                                  ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         12.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower, WNB, the Administrative Agent and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have any right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding clause (ii) of this Section 12.1, any Lender may at any time, without the consent of the Borrower or the Administrative Agent, assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank; provided, however, that no such assignment shall release the transferor Lender from its obligations hereunder. The Administrative Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with
Section 12.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Administrative Agent. Any Transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent Transferee of such Note or of any Note or Notes issued in exchange therefor.

         12.2. Participations; Voting Rights; Setoffs by Participants.

             12.2.1. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Total Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

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             12.2.2. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, and each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in
Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.

         12.3. Assignments; Effective Date.

             12.3.1. Any Lender may, in the ordinary course of its business and in accordance with applicable Law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be in such form as may be agreed by the parties thereto and reasonably acceptable to the Administrative Agent (the "Assignment Agreement") or in such other form as may be agreed to by the parties thereto. The consent of the Administrative Agent, which consent shall not be unreasonably withheld, shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Each such assignment shall (unless it is to a Lender or an Affiliate thereof or each of the Borrower and the Administrative Agent otherwise consents) be in an amount not less than the lesser of (i) $1,000,000 or (ii) the remaining amount of the assigning Lender's Total Commitment (calculated as at the date of such assignment).

             12.3.2. Upon (i) delivery to the Administrative Agent of a notice of assignment, in form and substance reasonably satisfactory to the Administrative Agent (a "Notice of Assignment"), together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 processing fee to the Administrative Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Total Commitment and Loans under the applicable Assignment Agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Credit Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Total Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Total Commitment, as adjusted pursuant to such assignment.

         12.4. Dissemination of Information. The Borrower authorizes the Administrative Agent and each Lender to disclose to any Transferee and any prospective Transferee any and all information in the Administrative Agent's or such Lender's possession concerning the Borrower and its Affiliates.

                                  ARTICLE XIII

                                     NOTICES

         13.1. Notices. Except as otherwise specifically permitted herein, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Administrative Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Lender, at its address or facsimile number set forth on the signature pages hereof or in any Assignment Agreement which has become effective pursuant to Article XII or (z) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower in accordance with the provisions of this Section 13.1. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received (the receipt thereof shall be deemed to have been acknowledged upon the sending Person's receipt of its facsimile machine's confirmation of successful transmission; provided that if the day on which such facsimile is received is not a Business Day or is after 4:00 p.m. on a Business Day, then the receipt of such facsimile shall be deemed to have been acknowledged on the next following Business Day), (ii) if given by mail, three (3) Business Days after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; except that notices to the Administrative Agent under Article II shall not be effective until received by the Administrative Agent, and except that oral notices to the Borrower of decreases in the Borrowing Base or increases in the amount of the monthly Borrowing Base reductions shall be effective when so communicated to the Borrower.

         13.2. Change of Address. The Borrower, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                                  ARTICLE XIV

                                ENTIRE AGREEMENT

         THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

         In witness whereof, the undersigned have executed this Agreement as of the day and year first above written.

                                                 BORROWER:

                                                 GATEWAY ENERGY CORPORATION

500 Dallas Street, Suite 2615                    By:  /s/  Robert Panico
Houston, Texas  77002                               ---------------------------
Attention:  Robert Panico                        Name:     Robert Panico
Facsimile: 713/336-0855                          Title:    President


                                                 ADMINISTRATIVE AGENT:

                                                 WESTERN NATIONAL BANK

508 W. Wall Street
Midland, Texas 79701                             By:  /s/  Terry Owen McCarter
Attention: Western National Bank-Dallas             ---------------------------
Facsimile: 432/617-1346                          Name:     Terry Owen McCarter
                                                 Title:    Managing Director-
                                                           Dallas

TOTAL COMMITMENT                                 LENDERS:
----------------
$2,500,000                                       WESTERN NATIONAL BANK

                                                 By:  /s/  Terry Owen McCarter
                                                    ---------------------------
                                                 Name:     Terry Owen McCarter
                                                 Title:    Managing Director-
                                                           Dallas

                                                 508 W. Wall Street
                                                 Midland, Texas 79701
                                                 Attention: Western National
                                                            Bank-Dallas
                                                 Facsimile: 432/617-1346

                             FORM OF PROMISSORY NOTE

$__________                      Dallas, Texas                [__________], 2007

         FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Borrower") promises to pay to the order of [ ] ("Lender"), at the banking quarters of Western National Bank, in Midland, Midland County, Texas, the amount of $__________, or so much thereof as may be advanced and be outstanding under this Note pursuant to the Credit Agreement dated of even date herewith by and between Borrower, the Administrative Agent, the Lender and certain other lenders (as amended, restated, or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

         Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

         The date, amount, interest rate, and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

         This Note is issued pursuant to and shall be governed by the Credit Agreement and the holder of the Note shall be entitled to the benefits of the Credit Agreement. This Note shall finally mature on the Final Maturity Date.

         Without being limited thereto or thereby, this Note is secured by the Security Documents.

         The Borrower, and each surety, endorser, guarantor, and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases, or changes.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

                                    Gateway Energy Corporation

                                    By:      __________________________________
                                    Print:   __________________________________
                                    Title:   __________________________________

                              LOANS AND PAYMENT OF
                             PRINCIPAL AND INTEREST



                            Principal      Amount of      Unpaid
              Amount of     Paid or        Interest       Principal     Interest
Date          Loan          Prepaid        Paid           Balance       Paid to
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                                       2

                           FORM OF NOTICE OF BORROWING

Western National Bank, as Administrative Agent
508 W. Wall Street
Midland, Texas  79701
Attention: Western National Bank-Dallas

         Re: Credit Agreement dated August 23, 2007, by and between Western National Bank, as Administrative Agent, the lenders signatory thereto (the "Lenders") and Gateway Energy Corporation (the "Borrower") (as amended, restated, or supplemented from time to time, the "Credit Agreement")

Ladies and Gentlemen:

         Pursuant to the Credit Agreement, the Borrower hereby makes the requests indicated below:

[]       Advance

                  (a) Amount of Advance requested: $____________

                  (b) Requested funding date: _________, 200[__]

                  (c) Request funding into Western National Bank Account Number:
_______________

         The undersigned certifies that [s]he is a Responsible Representative, has obtained all consents necessary, and as such [s]he is authorized to execute this request on behalf of the Borrower. The undersigned further certifies, represents, and warrants to the Administrative Agent and the Lenders on behalf of the Borrower that the Borrower is entitled to receive the requested Advance under the terms and conditions of the Credit Agreement.

         Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

                                             Very truly yours,
                                             Gateway Energy Corporation


                                             By:_______________________________
                                                      Robert Panico, President
                                        1

                         FORM OF COMPLIANCE CERTIFICATE

                              _____________, 200__



Western National Bank, as Administrative Agent
508 W. Wall Street
Midland, Texas  79701
Attention: Western National Bank-Dallas

         Re: Credit Agreement dated August 23, 2007, by and between Western National Bank, as Administrative Agent, the lenders signatory thereto, and Gateway Energy Corporation (the "Borrower") (as amended, restated, or supplemented from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein as therein defined unless otherwise defined herein.

Ladies and Gentlemen:

         Pursuant to applicable requirements of the Credit Agreement, the undersigned, as a Responsible Representative of the Borrower, hereby certifies to you the following information as true and correct as of the date hereof or for the period indicated, as the case may be:

         [1. To the best of the knowledge of the undersigned, no Default exists as of the date hereof or has occurred since the date of our previous certification to you, if any.]

         [1. To the best of the knowledge of the undersigned, the following Defaults exist as of the date hereof or have occurred since the date of our previous certification to you, if any, and the actions set forth below are being taken to remedy such circumstances:]

         2. The compliance of the Borrower with certain financial covenants of the Credit Agreement, as of the close of business on _________________(the "Determination Date"), is evidenced by the following:

         (a) Section 7.6.3: Accounts Payable more than 90 days past due.

             Required                                               Actual
                                                                    ------
             Not more than $0.00 unless being contested in good
             faith by appropriate proceedings.                      $__________*
         *If greater than $0.00, attach additional sheets containing explanations.

         (b)      Section 7.9.4:  Hedging Agreements.

                  The Hedging Agreements of the Borrower, each Guarantor and their respective positions thereunder as of the Determination Date are summarized on Schedule One attached hereto.

         (c)      Section 7.15.1: Interest Coverage Ratio.

                  Required                                          Actual

                  Not less than 1.50 to 1.00                       _____ to 1.00

         (d)      Section 7.15.2: Current Ratio.

                  Required                                          Actual

                  Not less than 1.25 to 1.00                        ____ to 1.00

         3. To the best knowledge of the undersigned, the financial statements being delivered to the Lender concurrently herewith pursuant to the Credit Agreement fairly and accurately reflect the financial condition and results of operation of the Persons identified therein for the periods and as of the dates set forth therein, and the undersigned has reviewed the terms of the Credit Agreement and the other Loan Documents, and has made, or caused to be made under my supervision, a review of the transactions and financial condition of such Persons during the fiscal period covered by such financial statements.

         4. The circled answers to the following statements are each true and correct as of the Determination Date:

         (a) The annual statement of assets and liabilities of the Borrower as of its most recent fiscal year-end and the related financial statements have been delivered to the Administrative Agent pursuant to Section 7.2.1(i). YES NO

         (b) The quarterly statement of assets and liabilities of the Borrower as of the last day of its most recently ended fiscal quarter (other than the last fiscal quarter of the fiscal year) and the related financial statements have been delivered to the Administrative Agent pursuant to Section 7.2.1(ii). YES NO

         (c) The federal income tax return for the year most recently ended for each Person indicated below has been properly filed with the appropriate Tribunal and, if requested by the Administrative Agent, a copy thereof has been delivered to the Administrative Agent pursuant to Section 7.2.1(iv),

                  (i) of the Borrower. YES NO

                  (ii) of Gateway Pipeline. YES NO

                  (iii) of Gateway Offshore. YES NO

                  (iv) of Gateway Marketing. YES NO

                  (v) of Gateway Processing. YES NO

         (d) Copies of each Form 10-KSB or 10-K, each Form 10-QSB or 10-Q, each Form 8-K and each proxy statement filed with the SEC has been delivered to the Administrative Agent pursuant to Section 7.2.1(v). YES NO

         (e) The Borrower and Guarantors have furnished copies of all new agreements and amendments to existing agreements required under Section 7.2.3(vii) to the Administrative Agent pursuant thereto. YES NO

         (f) The Borrower has furnished written notice to the Administrative Agent of all new Subsidiaries, whether newly formed or acquired and whether directly or indirectly, pursuant to Section 7.2.3(viii). YES NO

         5. The most recent reports delivered by the Borrower to the Lender under Section 7.2.2 of the Credit Agreement are, to the best knowledge of the undersigned, in compliance with the provisions of such Section and to the best knowledge of the undersigned are true and correct in all material respects as of the date thereof and for the time periods covered thereby.

         The undersigned has reviewed the terms of this Agreement and the other Loan Documents, and has made, or caused to be made under my supervision, a review of the transactions and financial condition of the Borrower during the period covered by the financial statements included herewith, and such review has not disclosed the existence during such period, and the undersigned does not have knowledge of the existence as of the date of this certificate, of any condition or event which constitutes a Default, except as set forth in paragraph 1 above.

         Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

                                    Very truly yours,

                                    ___________________________________
                                    ____________________, a Responsible
                                    Representative of Gateway Energy Corporation